UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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NRG ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

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2 2 0 2 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:35 | 22-3391-1.aa | Sequence: 1 CHKSUM Content: 0 Layout: 65132 Graphics: 63583 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: nrg_cover_2022_4c_cover.eps V1.5

March 15, 2022 Fellow Stockholders: We are pleased to invite you to attend NRG Energy, Inc.’s Annual Meeting of Stockholders, which will be held virtually via the Internet at 9:00 a.m. Eastern Time on Thursday, April 28, 2022 at www.virtualshareholdermeeting.com/NRG2022. The Annual Meeting is being held virtually as part of our precautions regarding the ongoing coronavirus pandemic and to support the health and well-being of our stockholders, directors, officers, employees, members of our community, and the general public. Details regarding attendance and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. On behalf of everyone at NRG, I thank you for your ongoing interest and investment in NRG Energy, Inc. We are committed to acting in your best interests. If you have any questions with respect to voting, please call our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll free). Sincerely, LAWRENCE S. COBEN Chair of the Board THIS PROXY STATEMENT AND THE PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT MARCH 15, 2022. 2022 Annual Meeting of Stockholders and Proxy Statement Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:35 | 22-3391-1.ba | Sequence: 1 CHKSUM Content: 49958 Layout: 19794 Graphics: 42829 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: nrg_r_4c_logo.eps, BlockPlus_Vert_blend_4c.eps, Larry_Coben_2022_Sig.eps V1.5

NRG Energy, Inc. 910 Louisiana Street, Houston, Texas 77002 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS When: Thursday, April 28, 2022, 9:00 a.m. Eastern Time Where: Via the Internet at www.virtualshareholdermeeting.com/NRG2022 We are pleased to invite you to join our Board of Directors and senior leadership at the NRG Energy, Inc. 2022 Annual Meeting of Stockholders. We will be holding the Annual Meeting virtually as part of our precautions regarding the ongoing coronavirus pandemic and to support the health and well-being of our stockholders, directors, officers, employees, members of our community, and the general public. We have designed the virtual meeting format to ensure that stockholders are afforded the same rights and opportunity to participate in the Annual Meeting as they would have been afforded at an in-person meeting, including the opportunity to ask questions. For more information about the Annual Meeting, including how stockholders can ask questions during the Annual Meeting, please see page 81 of the accompanying Proxy Statement. ITEMS OF BUSINESS: 1. To elect eleven directors. 2. To approve, on a non-binding advisory basis, NRG Energy, Inc.’s executive compensation. 3. To ratify the appointment of KPMG LLP as NRG Energy, Inc.’s independent registered public accounting firm for the 2022 fiscal year. 4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement. RECORD DATE You are entitled to vote if you were a stockholder of record at the close of business on March 1, 2022. HOW TO VOTE: Even if you plan to participate in the Annual Meeting, please vote right away using one of the following advance voting methods. Make sure to have your proxy card or voting instruction form in hand and follow the instructions on the card or form. Via the Internet before the Annual Meeting: You may vote at www.proxyvote.com, from anywhere in the world, 24 hours a day, 7 days a week, up until 11:59 p.m. Eastern Time on April 27, 2022. By phone: You may vote 24 hours a day, 7 days a week, up until 11:59 p.m. Eastern Time on April 27, 2022, by calling (800) 690-6903 from a touch-tone phone. By mail: If you received a paper copy of the materials, you may mark, sign, date and mail your proxy card or voting instruction card in the enclosed, postage-paid address envelope, as soon as possible as it must be received by the Company prior to April 28, 2022, the Annual Meeting date. Via the Internet during the Annual Meeting: You can vote electronically during the Annual Meeting. To be admitted to the Annual Meeting, please visit www.virtualshareholdermeeting.com/NRG2022. Stockholders or their legal proxies must enter the 16- digit control number found on their proxy card, voting instruction form, or other proxy materials. You can find instructions for voting online during the virtual Annual Meeting on page 84 of the accompanying Proxy Statement. By Order of the Board of Directors, CHRISTINE A. ZOINO, Corporate Secretary Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:35 | 22-3391-1.ba | Sequence: 3 CHKSUM Content: 23484 Layout: 7678 Graphics: 44906 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: Christine_Zoino_2022_Sig.eps V1.5

2022 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

1 This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding NRG Energy, Inc.’s 2021 performance, please review NRG Energy, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021. ROADMAP OF VOTING MATTERS Stockholders are being asked to vote on the following matters at the 2022 Annual Meeting of Stockholders (Annual Meeting) of NRG Energy, Inc. (NRG or the Company): Board Proposal Recommendation Proposal 1. Election of Directors (Page 31) Proposal 2. Approval, on a non-binding advisory basis, of NRG Energy, Inc.’s executive compensation (Say on Pay Proposal) (Page 39) Proposal 3. Ratification of the appointment of KPMG LLP as NRG Energy, Inc.’s independent registered public accounting firm for the 2022 fiscal year (KPMG LLP Ratification Proposal) (Page 40) FOR each director nominee The Board of Directors (Board) and the Governance and Nominating Committee believe that the 11 director nominees possess the necessary qualifications, attributes, skills and experiences to provide advice and counsel to the Company’s management and effectively oversee the business and the long-term interests of our stockholders. FOR The Company seeks a non-binding advisory vote to approve the compensation of its named executive officers for 2021 as described in the Compensation Discussion and Analysis beginning on page 48, including the compensation tables and respective narrative discussion. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the Say on Pay Proposal when considering future executive compensation decisions. FOR The Audit Committee and the Board believe that the retention of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of KPMG LLP. Proxy Statement Highlights Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ca | Sequence: 1 CHKSUM Content: 28135 Layout: 39907 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: !section hd grad, Cyan, ~note-color 2, Black, ~note-color 3 GRAPHICS: none V1.5

2 CORPORATE GOVERNANCE HIGHLIGHTS We are committed to maintaining the highest standards of corporate governance, which promote the long-term interests of our stockholders, strengthen Board and management accountability, and help build public trust in the Company. The Governance of the Company section beginning on page 7 describes our corporate governance framework, which includes the following: • Annual election of directors • Majority voting for directors in uncontested elections • 11 director nominees, of which 10 are independent • Proxy access for stockholders to nominate directors • Independent Audit, Compensation, Governance and Nominating, and Finance and Risk Management Committees • Broad skills, experiences and backgrounds and diversity of race, gender and tenure • Regular executive sessions of independent directors • Risk oversight by full Board and Committees • Oversight by the Finance and Risk Management Committee of our data privacy and security practices, cybersecurity-related risks and our cybersecurity program • Commitment to sustainability and oversight of environmental, social and governance (ESG) matters • Anti-hedging and anti-pledging policies • Stock ownership guidelines • Robust director evaluation process and new director onboarding program OUR 2021 CORPORATE GOVERNANCE HIGHLIGHTS INCLUDE: Effective Integration and Meaningful Response. Carefully and thoughtfully implemented our integration plan for Direct Energy and mitigated the impacts of Winter Storm Uri while maintaining a continued focus on employee safety and well-being. • Continued Commitment to ESG. Established a new sustainability goal to achieve 100% fleet electrification by 2030, increased our business resources groups to 15 in 2021 with over 1,000 employees engaged and participating, and conducted our first annual “Day of Understanding” to bring awareness to identity and belonging. • Executive Compensation Program Support. Received nearly 97% support in 2021 on Say on Pay proposal for 2020 executive compensation. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ca | Sequence: 2 CHKSUM Content: 8650 Layout: 40305 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

3 SUMMARY OF DIRECTOR NOMINEES Director Other public Committee Name and primary occupation Age since Independent company boards memberships A C G&N F N QUESTIONS AND ANSWERS Please see the Questions and Answers section beginning on page 81 for important information about the proxy materials, voting and the 2022 Annual Meeting of Stockholders. Additional questions may be directed to our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 or proxy@mackenziepartners.com. LEARN MORE ABOUT OUR COMPANY You can learn more about the Company, view our governance materials and much more by visiting our website, www.nrg.com. Information contained on our website is not incorporated into or a part of this Proxy Statement. Please also visit our 2022 Annual Meeting of Stockholders website at www.proxyvote.com to easily access the Company’s proxy materials or vote through the Internet. Lawrence S. Coben (Chair of the Board) Executive Director, Escala Initiative 63 2003 YES 1 E. Spencer Abraham Chairman and Chief Executive Officer, The Abraham Group 69 2012 YES 3 • Antonio Carrillo President and Chief Executive Officer, Arcosa, Inc. 55 2019 YES 1 •• • Matthew Carter, Jr. Chief Executive Officer, Aryaka Networks, Inc. 61 2018 YES 1 ••• Heather Cox Chief Digital Health and Analytics Officer, Humana Inc. 51 2018 YES 0 •• • Elisabeth B. Donohue Former Chief Executive Officer, Publicis Spine 56 2020 YES 2 ••• Mauricio Gutierrez President and Chief Executive Officer, NRG Energy, Inc. 51 2016 NO 1 • Paul W. Hobby Managing Partner, Genesis Park, L.P. 61 2006 YES 1 • Alexandra Pruner Senior Advisor, Perella Weinberg Partners 60 2019 YES 2 ••• Anne C. Schaumburg Former Managing Director of Credit Suisse First Boston 72 2005 YES 2 •• Thomas H. Weidemeyer Former Director, Senior Vice President and Chief Operating Officer of United Parcel Service, Inc. 74 2003 YES 1 •• Chair • Member A = Audit Committee C = Compensation Committee G&N = Governance and Nominating Committee F = Finance and Risk Management Committee N = Nuclear Oversight Committee Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ca | Sequence: 3 CHKSUM Content: 3995 Layout: 20187 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, ~note-color 3 GRAPHICS: none V1.5

4 We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of NRG Energy, Inc. for the Annual Meeting and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held virtually via the Internet on Thursday, April 28, 2022, 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/NRG2022. In this Proxy Statement, “we,” “us,” “our,” “NRG” and the “Company” refer to NRG Energy, Inc. You are receiving this Proxy Statement because you own shares of our common stock, par value $0.01 per share, that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Thursday, April 28, 2022. Each of the Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (Annual Report on Form 10-K) is available at www.proxyvote.com. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, please send your request to Investor Relations, 804 Carnegie Center, Princeton, New Jersey 08540. Forward-Looking Statements. This Proxy Statement contains information that may constitute “forward-looking statements.” Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future, including statements expressing general views about future operating results, are forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause the Company’s actual results to differ materially from historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Item 1A — Risk Factors in our Annual Report on Form 10-K and those described from time to time in our future reports filed with the Securities and Exchange Commission (SEC). Proxy Statement Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ca | Sequence: 4 CHKSUM Content: 61970 Layout: 29580 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

5 ABOUT NRG NRG is a consumer services company built on dynamic retail brands. NRG brings the power of energy to customers by producing and selling energy and related products and services nationwide in the U.S. and in Canada in a manner that delivers value to all of NRG’s stakeholders. NRG sells power, natural gas, and home and power services and develops innovative, sustainable solutions, predominately under the brand names NRG, Reliant, Direct Energy, Green Mountain Energy, Stream, and XOOM Energy. The Company has a customer base that includes approximately 6 million Home customers as well as commercial, industrial, and wholesale customers, supported by approximately 18,000 megawatts (MWs) of generation as of December 31, 2021. NRG sold 157 terrawatt hours (TWhs) of electricity and 1,877 million dekatherms (MMDth) of natural gas in 2021, making it one of the largest competitive energy retailers in the U.S. As of the end of 2021, NRG had recurring electricity and/or natural gas sales in 23 U.S. states, the District of Columbia, and 8 provinces in Canada. COMPANY STRATEGY NRG’s strategy is to maximize stakeholder value through the safe production and sale of reliable electricity and natural gas to its customers in the markets it serves, while positioning the Company to provide innovative solutions to the end-use energy or service customer. This strategy is intended to enable the Company to optimize its integrated model to generate stable and predictable cash flow, significantly strengthen earnings and cost competitiveness, and lower risk and volatility. Sustainability is a philosophy that underpins and facilitates value creation across our business for our stakeholders. It is an integral piece of NRG’s strategy and ties directly to business success, reduced risks and enhanced reputation. To effectuate the Company’s strategy, NRG is focused on: (i) serving the energy needs of end-use residential, commercial and industrial, and wholesale customers in competitive markets through multiple brands and channels; (ii) offering a variety of energy products and services, including renewable energy solutions, that are differentiated by innovative features, premium service, sustainability, and loyalty/affinity programs; (iii) excellence in operating performance of its assets; (iv) optimal hedging of its portfolio; and (v) engaging in disciplined and transparent capital allocation. The 2021 fiscal year was pivotal for the Company. NRG completed the acquisition of Direct Energy, doubling the size of its retail portfolio, while further decreasing its physical generation through the sale of 4,850 MWs of fossil generating assets from its East and West regions and planned retirement of approximately 1,600 MWs of its PJM HOME AND BUSINESS VOLUMES ELECTRICITY NATURAL GAS Home TWh 59 72% 24% 4% TWh 98 35% 54% 11% 157 TWh 1,877 MMDth 37% Business 63% Home MMDth 172 44% 56% MMDth 1,705 94% 6% 9% Business 91% Texas West/Services/Other East Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ca | Sequence: 5 CHKSUM Content: 31743 Layout: 12673 Graphics: 27983 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_Home_Bus_P.eps V1.5

6 coal generating assets in June 2022. The completion of these significant activities positioned NRG for the next phase of its strategy focusing on growth. The Company implemented a four-year plan beginning in 2022 to invest up to $2 billion in order to achieve growth through optimization of the Company’s core power and natural gas sales, as well as integrated solution sales within its core network in both power and home services. EXTREME WEATHER EVENTS IN TEXAS During February 2021, Texas experienced unprecedented cold temperatures for a prolonged duration as a result of Winter Storm Uri, resulting in a power emergency, blackouts, and an estimated all-time peak demand of 77 gigawatts (GWs) without load shed. Ahead of the event, NRG launched residential customer communications calling for conservation across all of its brands, and initiated residential and commercial and industrial demand response programs to curtail customer load. The Company maximized available generating capacity and brought in additional resources to supplement in-state staff with technical and operating experts from the rest of its U.S. fleet. The Texas Legislature passed House Bill 4492, which among other things, authorized Electric Reliability Council of Texas (ERCOT) to obtain $2.1 billion of financing to distribute to load serving entities (LSEs) that were charged and paid to ERCOT exceptionally highly priced Online Reliability Deployment Price Adder and ancillary service costs during Winter Storm Uri (the Uplift Securitization). NRG will receive $689 million from ERCOT based on LSE-level detail published by the Public Utility Commission of Texas on December 7, 2021. During the year ended December 31, 2021, Winter Storm Uri’s pre-tax financial impact to the Company was a loss of $380 million, which reflects the recovery of $689 million of cost of operations as a result of the proceeds NRG will receive from the Uplift Securitization discussed above, with receipt expected to occur during the second quarter of 2022. The Company continues to pursue additional mitigants including, but not limited to, customer bad debt mitigation, counterparty default recovery, and additional ERCOT default recovery. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ca | Sequence: 6 CHKSUM Content: 6277 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

7 CORPORATE GOVERNANCE GUIDELINES AND CHARTERS The Board has adopted Corporate Governance Guidelines (Guidelines) that, along with the Amended and Restated Certificate of Incorporation, as amended, the Fifth Amended and Restated By-Laws (Bylaws) and the charters of the committees of the Board (Committees), provide the framework for the governance of the Company. The Board’s Governance and Nominating Committee is responsible for periodically reviewing the Guidelines and recommending any proposed changes to the Board for approval. The Guidelines are available on the Governance section of the Company’s investor relations website at https://investors.nrg.com, along with the charters of all of the Committees and the Company’s Code of Conduct. The Guidelines, the charters of all of the Committees and the Code of Conduct are also available in print to any stockholder upon request. Stockholders who desire to receive such items in print may request them from the Company’s Corporate Secretary by writing to NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540. GOVERNANCE PRACTICES The Board and Company are committed to maintaining the highest standards of corporate governance practices and principles. The Board has taken a proactive approach in applying leading governance practices to its structure. These measures have been recommended by the Board, approved by the stockholders and quickly instituted, including the adoption of proxy access, discussed further below, following the 2016 Annual Meeting of Stockholders. Furthermore, as described in the Guidelines, the Board follows a series of governance practices that it believes foster effective Board oversight and accountability to you, our stockholders. These practices include: • Executive and director stock ownership guidelines to align interests with our stockholders; • Ongoing succession planning for the CEO and other senior management; • Annual performance evaluations of the Board and each of its standing Committees, as well as periodic peer review for individual directors; • Director orientation and continuing education program, including Company site visits and information sessions with Company management; • Access to and engagement of outside advisors and consultants to assist the Board and the Committees in the performance of their duties, as appropriate; and • Active engagement with our stockholders regarding governance practices and other matters. Governance of the Company Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 1 CHKSUM Content: 47212 Layout: 30341 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

8 PROXY ACCESS To facilitate engagement with our stockholders, our Bylaws provide for proxy access. Under the proxy access provisions in our Bylaws, a stockholder (or group of up to 20 stockholders) continuously owning at least 3% of our outstanding common stock for a period of at least three years prior to the date of the nomination may nominate and include in our proxy materials for the following annual meeting director nominees constituting up to 20% of the Board. To do so, the stockholder must submit the information required by Article II, Section 15 of our Bylaws to the Company’s Corporate Secretary as described further under “Director Nominees for Inclusion in the Proxy Materials for the 2023 Annual Meeting of Stockholders (Proxy Access).” RISK OVERSIGHT • The Board has responsibility for overall risk oversight of the Company, including with respect to overseeing the response of management to risks arising due to the COVID-19 pandemic. • Board Committees, especially the Finance and Risk Management Committee, play a key role in risk oversight. • Risk oversight includes understanding the material risks to the business and what steps management is taking or should be taking to manage those risks, as well as understanding and determining the appropriate risk tolerance for the Company. • To define the Company’s risk tolerance, the Board reviews and approves the annual business plan, budget and long-term plan, strategic initiatives, acquisitions and divestitures, and capital allocation plan. The Board performs its risk oversight function in several ways. The Board monitors, reviews and reacts to strategic and corporate risks through reports by management, including the Enterprise Risk Management team, which is further described below, and through the Committees of the Board. While several Committees of the Board have responsibilities for addressing risk, the Board primarily conducts this oversight function through the Finance and Risk Management Committee. The Finance and Risk Management Committee is responsible for company-wide enterprise risk management. The Company’s Financial Risk Management Committee, a committee comprised of senior management and key personnel in and around the finance, commercial operations and risk functions, reports to the Board’s Finance and Risk Management Committee on a regular basis. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 2 CHKSUM Content: 14095 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

9 BOARD COMMITTEES RISK OVERSIGHT FOCUS The table below summarizes the significant role the various Committees play in carrying out the risk oversight function. Committee Risk Oversight Focus Area The Chairs of each of the Committees regularly report to the Board on all matters reviewed by their respective Committees, thereby providing the Board with the opportunity to identify and discuss any risk-related issues or request additional information from management or the Committees that may assist the Board in its risk oversight role. To this end, risk-related issues presented to the Committees are routinely presented to the full Board to ensure proper oversight. INFORMATION SECURITY As noted above, the Finance and Risk Management Committee oversees the overall review of our policies and procedures with respect to risk assessment and risk management, and has oversight of information technology and security matters, which includes information security strategies and risks, as well as data privacy, protection and risk mitigation strategies (Information Security). On a bi-annual basis, our Senior Vice President, Information Technology reports to the Board or the Finance and Risk Management Committee on the Information Security Reviews and evaluates our policies with respect to risk assessment and risk management. Oversees financial risks, which includes reviewing the effectiveness of our internal controls, conducting a detailed review of the financial portions of our SEC reports, approving the independent auditor and the annual audit plan, and receiving and considering periodic reports from the Company’s independent auditor, our internal auditor and our corporate compliance officer. Audit Committee Oversees risks related to our compensation policies and practices, with input from management and the Compensation Committee’s independent outside compensation consultant, Pay Governance LLC (Pay Governance). For more information on the Compensation Committee’s role with respect to oversight of risks related to compensation policies, see “Compensation Discussion and Analysis — Oversight of Risks Related to Compensation Policies,” beginning on page 63. Compensation Committee Oversees risks related to our capital structure, liquidity, financings and other capital markets transactions as well as risks related to our trading of fuel, transportation, energy and related products and services, regulatory compliance, and information technology systems, data privacy and security and cybersecurity matters and the Company’s management of the risks associated with such activities. Finance and Risk Management Committee Oversees our strategies and efforts to manage our environmental, economic and social impacts, including our environmental, climate change, sustainability and political expenditure policies and programs. Governance and Nominating Committee Oversees risks related to our ownership and operation, directly or indirectly, of interests in nuclear power plant facilities. Nuclear Oversight Committee Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 3 CHKSUM Content: 40056 Layout: 21241 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

10 program and recent developments. Our Senior Vice President, Information Technology oversees a dedicated Information Security team, which works in partnership with our internal audit department to review information technology-related internal controls, built on the NIST Cybersecurity Framework, with our external auditors as part of the overall internal controls process. Annual third-party reviews are also conducted, including PCI compliance, penetration testing and overall review of the cybersecurity program. We currently maintain a cyber-insurance policy that provides coverage for security breaches. Our Information Security program includes: • Policies and security awareness training, including quarterly employee phishing simulations; • Identification and remediation of Information Security risks and vulnerabilities in our information technology systems; • Security operations training including logging, monitoring and response technologies and procedures; • Testing of incident response procedures; and • Due diligence of third-party vendors’ information security programs. BOARD STRUCTURE AND LEADERSHIP Directors stand for election annually. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal. The Guidelines provide that non-executive directors meet in executive session regularly following Board meetings. The Company’s Non-Executive Chair, Mr. Coben, presides at these sessions. Also, pursuant to the Company’s Bylaws, Mr. Coben has been designated as an “alternate member” of all Committees to replace any absent or disqualified members of a Committee. Directors are encouraged to attend the annual meetings of stockholders. All of the directors attended the 2021 Annual Meeting of Stockholders. During the 2021 fiscal year, each director attended more than 75% of the total number of Board meetings and meetings of the Committees on which he or she served. Since December 2003, NRG’s governance structure has been led by a separate CEO and Chair of the Board. Irrespective of the Company’s current practice, the Board believes that an effective board leadership structure is highly dependent on the experience, skills and personal interaction between persons in leadership roles. As stated in the Guidelines, the Board believes that it is in the best interest of the Company for the Board to make a determination regarding separation of the roles of Chair and CEO based upon the present circumstances. Our President and CEO, Mr. Gutierrez, and Chair of the Board, Mr. Coben, work closely together in complementary roles. Mr. Gutierrez focuses on the day-to-day operations of the Company and establishes the Company’s strategic plan. Mr. Coben leads the Board’s responsibilities for reviewing, approving and monitoring fundamental financial and business strategies and major corporate actions, assessing major risks facing the Company and • Chair of the Board: Lawrence S. Coben • Number of regular meetings in 2021: 5 • Separate Chair and Chief Executive Officer (CEO) • Annual election of directors • Majority voting for directors • Number of directors: 11 • Number of special meetings in 2021: 1 • Regular executive sessions of independent directors • Each Committee led by an independent director • Active engagement by all directors Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 4 CHKSUM Content: 54493 Layout: 34877 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

11 management, and overseeing succession planning, most notably at the CEO level, and he presides over the Board and its Committees as they perform their broad and varied oversight functions. The Board believes that these complementary roles provide the appropriate governance structure for the Company at this time. DIRECTOR INDEPENDENCE Under the Guidelines and the New York Stock Exchange (NYSE) listing standards, a majority of the Board must be composed of independent directors. The Board determines the independence of our directors by applying the independence principles and standards established by the NYSE. These standards provide that a director is independent only if the Board affirmatively determines that such director does not have a direct or indirect material relationship with the Company, which may include commercial, industrial, consulting, legal, accounting, charitable, familial and other business, professional and personal relationships. The Board conducts a review of the independence of the Company’s directors (other than Mr. Gutierrez) on an annual basis. In its most recent review, the Board considered, among other things: • Any employment relationships between the Company and its directors or their immediate family members; • Any affiliations of the Company’s directors or their immediate family members with the Company’s independent registered public accounting firm, compensation consultants, legal counsel and other consultants and advisors; • Any transactions that would require disclosure as a related person transaction or that qualify for review under our related person transactions policy; • Any transactions made in the ordinary course of business with a company in which a director serves on the board or as a member of the executive management team; and • Any transactions involving payments made by the Company to educational institutions. In addition, because the Company provides retail electricity services through certain of its subsidiaries, the Board also considered instances where certain of its directors either received electricity services from the Company or serve as directors of businesses that received electricity services from the Company. The Board has determined that all of the Company’s directors are independent under the Guidelines and the NYSE listing standards, with the exception of Mr. Gutierrez, our President and CEO. Each of the Audit, Compensation, Governance and Nominating, and Finance and Risk Management Committees is made up solely of independent directors. In accordance with the Guidelines and NYSE listing standards, all members of the Audit and Compensation Committees meet additional independence standards applicable to audit and compensation committee members, respectively. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 5 CHKSUM Content: 27057 Layout: 41392 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

12 BOARD AND COMMITTEE EVALUATIONS The Board conducts its annual performance evaluation of the Board as a whole and each of its Committees using an open-ended question and answer format in a survey generated by the Corporate Secretary on the Board’s web portal. All directors are required to assess the actions taken by the Board and each Committee on which the director served during the past year and suggest changes or improvements for each Committee and the Board. The questions give each director an anonymous opportunity to provide candid observations and affirmative feedback to their peers and management. The Governance and Nominating Committee oversees the evaluation process. Responses from all directors are combined to create an anonymous summary. The summary is used to promote open dialogue during the executive sessions of the February Board and Committee meetings. One-on-one director meetings are also conducted by the Chair of the Governance and Nominating Committee to discuss the results, including any disclosures that relate to individual directors. The Board believes this process evokes meaningful feedback. The process highlights the Board’s commitment to continuous self-improvement by identifying those issues that sometimes require honest and difficult conversations and supports the Board’s nomination and refreshment practices. DIRECTOR NOMINEE SELECTION PROCESS The Governance and Nominating Committee is responsible for identifying individuals who the Committee believes are qualified to be Board members in accordance with criteria set forth in the Guidelines as well as the assessment, on an ongoing basis, of the members of the Board for purposes of continued service to the Board and Company. The Committee provides its recommendations to the Board for approval based on considerations of certain criteria. The Governance and Nominating Committee considers criteria that includes an individual’s business experience and skills, independence, judgment, integrity, and ability to commit sufficient time and attention to the activities of the Board. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all Board members. The Committee also considers the Company’s strategy and the particular skills, experiences and other qualifications that should be represented on the Board as a whole in light of the Company’s strategic direction. In addition to the factors listed above, the Governance and Nominating Committee considers an understanding of and experience in the retail and wholesale competitive energy market, customer expertise, finance, operations, executive leadership, age, and gender and ethnic diversity. The Committee also assesses whether a nominee’s background, experience, personal characteristics, or skills will advance the Board’s goal of creating and sustaining a Board that can support and oversee management’s execution of the Company’s strategic priorities. The Board takes into account all of these factors when evaluating the Governance and Nominating Committee’s recommendations. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 6 CHKSUM Content: 11234 Layout: 25243 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

13 Listed below are summaries of specific qualifications that the Governance and Nominating Committee and the Board believe should be represented on the Board among other qualifications that a director may bring. The Governance and Nominating Committee’s process for identifying and evaluating director nominees includes consultation with all directors, solicitation of proposed nominees from all directors, the engagement of one or more professional search firms, if deemed appropriate, interviews with prospective nominees by the Committee (and other directors, if deemed appropriate) and recommendations regarding qualified candidates to the full Board. As noted above, the Board is continually evaluating the need for board refreshment and has been focused on identifying individuals whose skills and experiences will enable them to make meaningful contributions to the Company in light of the Company’s evolving strategy and direction. The Board also aims to strike a balance between the knowledge and understanding of the business that comes from longer-term service on the Board with the ideas and perspectives that can come from adding new members. Relevant Business Experience Contributes to the Board’s understanding of the Company’s business strategy, operations, key performance indicators and competitive environment Executive Leadership Experience as a C-level executive with a public company, or as a division president, functional leader or operations executive within a complex organization M&A Experience with M&A transactions as an executive or director Compensation / HR Contributes to the Board’s ability to attract, motivate and retain executive talent; experience managing a human resources/ compensation function or experience with executive compensation and broad-based incentive planning Regulatory Policy / Compliance Contributes to the Board’s ability to interpret regulations and understand complex legal matters and public policy issues Corporate Governance Experience serving as a public company director, or with a demonstrated understanding of current corporate governance standards and best practices in public companies Risk Management Contributes to the identification, assessment and prioritization of risks facing the company Environmental / Sustainability Contributes to the Board’s oversight of environmental and sustainability issues and their interplay with the Company’s business and strategy Tech. / Cyber Security / Customer Interface Contributes to the Board’s understanding of information technology and cyber risks and provides oversight as the Company focuses on meeting customer expectations and transforming the digital customer experience Finance / Accounting Knowledge of finance or financial reporting, and experience with debt and capital markets transactions Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 7 CHKSUM Content: 39283 Layout: 16341 Graphics: 8978 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: Fin_4c_icon.eps, Tech_4c_icon.eps, Env_4c_icon.eps, Risk_4c_icon.eps, Corp_4c_icon.eps, Reg_4c_icon.eps, HR_4c_icon.eps, Hand_4c_icon.eps, Exec_4c_icon.eps, Exp_4c_icon.eps V1.5

14 BOARD SKILLS AND EXPERIENCE Our directors represent a diverse mix of skills, experiences and viewpoints that are relevant to our Company and facilitate effective oversight. To illustrate the complementary nature of each director’s skills and experience, the table below identifies five primary skills and experiences that each director brings to the Board. In identifying these skills and experiences, each director is limited to selecting five such areas. The table below therefore does not include all of the skills, experiences, and qualifications that each director offers, and even though a particular skill, experience, or qualification is not listed, a director may yet possess that skill, experience, or qualification. We believe identifying five primary skills and experiences is a more meaningful presentation of the complementary contributions and value that each director brings to their service on the Board and to the Company’s stockholders. See “Proposal No. 1 Election of Directors” for the biographies of our director nominees and a description of the skills and viewpoints that each director brings to bear in his or her service to the Board and Committees. P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P P ABRAHAM CARRILLO CARTER COBEN COX DONOHUE GUTIERREZ HOBBY PRUNER SCHAUMBURG WEIDEMEYER CATEGORY Executive Leadership Compensation / HR Corporate Governance Environmental / Sustainability Finance / Accounting Relevant Business Experience M&A Regulatory Policy / Compliance Risk Management Tech. / Cyber Security / Customer Interface Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 8 CHKSUM Content: 33639 Layout: 3382 Graphics: 15679 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: Tech_4c_icon.eps, Risk_4c_icon.eps, Reg_4c_icon.eps, Hand_4c_icon.eps, Exp_4c_icon.eps, Fin_4c_icon.eps, Env_4c_icon.eps, Corp_4c_icon.eps, HR_4c_icon.eps, Exec_4c_icon.eps V1.5

15 BOARD ATTRIBUTES Our director nominees have a balance of tenure, age, and diversity, which provides our Board with a complementary mix of experience and perspective. In addition, ten of our eleven director nominees are independent. Median Tenure 9 Years 74 (CEO) 51 61 Years (4 Directors) 10+ 5-10 Years (2 Directors) Tenure Independence Ethnic Diversity Gender Diversity Median Age 61 • 73% Younger Than 65 Years Old 91% Independent (All Except CEO) 91% Meet Heightened Committee Independence Standards 0-4 Years (5 Directors) 4 Women 3 Ethnically Diverse 11 Directors 4 of 11 Directors 3 of 11 Directors 10 of 11 Directors Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 9 CHKSUM Content: 59469 Layout: 34585 Graphics: 63533 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_2021_Proxy_P.eps V1.5

16 BOARD DIVERSITY The Board is committed to maintaining a diverse and inclusive Board. Of our eleven director nominees, seven (64%) are diverse, including four female directors and three male directors with ethnically diverse backgrounds. Our Guidelines specify that the Governance and Nominating Committee must seek to maintain occupational and personal diversity of the Board. In its recruitment process, the Governance and Nominating Committee and the Board seek to reflect gender and racial/ethnic diversity in the pool of director candidates. Diversity also goes beyond race and gender and includes diversity of viewpoints and tenure. The differences in experience and expertise allow the Board to hear various perspectives from its members, leading to better outcomes and a robust decision-making process. BEYOND THE BOARDROOM Members of the Board participate in engagement opportunities outside of Board meetings, which allows them to gain greater insight into the Company’s business and the industry. Engagement outside of Board meetings also allows directors to gain a deeper understanding of NRG’s strategic goals, as well as the performance of the Company, our President and CEO and other members of management, and the Board as a whole. In addition, the Board receives regular updates from the President and CEO. Directors hold individual discussions among themselves and with our President and CEO, along with informal individual and small group meetings with other members of senior management. This practice allows members of the Board to gain insight into NRG’s management development program and assists with succession planning. Additionally, the Chair of the Board and Committee Chairs regularly hold discussions among themselves and members of management to plan future meetings. Members of the Board also participate in presentations and trainings as part of NRG’s continuing education program to stay informed on current topics of interest. BOARD COMMITTEES The Board has the following five standing Committees: Audit, Compensation, Governance and Nominating, Finance and Risk Management and Nuclear Oversight. The membership and the functions of each Committee are described below. Each of the Committees has adopted a charter that describes each such Committee’s roles and responsibilities. The charters of all of the Committees are available on the Governance section of the Company’s investor relations website at https://investors.nrg.com. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 10 CHKSUM Content: 4633 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

17 AUDIT COMMITTEE • Members: Anne C. Schaumburg (Chair), Antonio Carrillo, Matthew Carter, Jr., and Elisabeth B. Donohue • Number of meetings in 2021: 5 • Audit Committee Financial Experts: Anne C. Schaumburg and Antonio Carrillo • Primary Responsibilities: Appoints, retains, oversees, evaluates, and compensates the independent auditors; reviews the annual audited and quarterly consolidated financial statements; and reviews major issues regarding accounting principles and financial statement presentations • Independence: All members The Audit Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls, and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, the qualifications, independence, and performance of the Company’s independent auditors, the performance of the Company’s internal audit function, the Company’s compliance with legal and regulatory requirements, and effectiveness of the Company’s legal and regulatory compliance functions. Among other things, the Audit Committee: • appoints, retains, oversees, evaluates, and compensates the independent auditors; • reviews the annual audited and quarterly consolidated financial statements; • reviews major issues regarding accounting principles and financial statement presentations; • reviews earnings press releases and earnings guidance provided to analysts and rating agencies; • reviews with the independent auditors the scope of the annual audit, and approves all audit and permitted non-audit services provided by the independent auditors; • considers the adequacy and effectiveness of the Company’s internal control and reporting system; • with the advice and assistance of the Finance and Risk Management Committee, reviews in a general manner the processes by which the Company assesses and manages risk; provided, however, the Audit Committee is not required to duplicate the work of the Finance and Risk Management Committee; • reviews periodically the Company’s tax policies and any pending audits or assessments; • reports regularly to the Board regarding its activities and prepares and publishes required annual Audit Committee reports; • establishes procedures for the receipt, retention, and treatment of complaints and concerns regarding accounting, internal accounting controls, or auditing matters; • oversees the internal audit and corporate compliance functions; and • annually evaluates the performance of the Audit Committee and the adequacy of its charter. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 11 CHKSUM Content: 7067 Layout: 1678 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

18 COMPENSATION COMMITTEE • Members: E. Spencer Abraham (Chair), Antonio Carrillo, Heather Cox, and Anne C. Schaumburg • Number of meetings in 2021: 6 • Primary Responsibilities: Oversees the Company’s overall compensation structure, policies, and programs • Independence: All members The Compensation Committee oversees the Company’s overall compensation structure, policies, and programs. Among other things, the Compensation Committee: • reviews and recommends to the Board annual and long-term goals and objectives relevant to the compensation of the President and CEO, evaluates the performance of the President and CEO in light of those goals and objectives, and determines, approves, and recommends to the Board for approval the compensation level of the President and CEO based on such evaluation; • reports to the Board its review of annual and long-term goals and objectives relevant to the compensation of the Chief Financial Officer (CFO), the Executive Vice Presidents and any other officer designated by the Board, the evaluation of those officers’ performance in light of those goals and objectives, the determination and approval of compensation levels based on such evaluations and the review and approval of employment arrangements, severance arrangements and benefits plans; • reviews and recommends to the Board the compensation, incentive compensation and equity-based plans that are subject to Board approval; • reviews and approves stock incentive awards for executive officers other than the President and CEO; • makes recommendations regarding, and monitors compliance by officers and directors with, the Company’s stock ownership guidelines; • reviews and recommends to the Board the compensation of directors for service on the Board and its committees; • oversees the evaluation of management and annually reviews the Company’s senior management succession plans; • reviews and approves employment agreements and severance arrangements, benefit plans not otherwise subject to Board approval, and corporate goals and objectives for officers other than the President and CEO; • reviews and discusses with management the Compensation Discussion and Analysis (CD&A) to be included in the Company’s proxy statement or annual report on Form 10-K, and based on such review and discussions, recommends to the Board that the CD&A be included in the Company’s proxy statement or annual report on Form 10-K, as applicable; • evaluates any conflicts of interest and the independence of any outside advisors engaged by the Compensation Committee; • reviews and oversees the Company’s overall compensation strategy, structure, policies, programs, risk profile and any stockholder advisory votes on the Company’s compensation practices and assesses whether the compensation structure establishes appropriate incentives for management and employees; • annually evaluates the performance of the Compensation Committee and the adequacy of its charter; and • performs such other responsibilities as may be delegated to it by the Board from time to time that are consistent with its purpose. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 12 CHKSUM Content: 19635 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

19 The Compensation Committee may delegate to one or more subcommittees such power and authority as the Compensation Committee deems appropriate. No subcommittee shall consist of fewer than two members, and the Compensation Committee may not delegate to a subcommittee any power or authority that is required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee has the authority to retain at the expense of the Company such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Compensation Committee in the evaluation of directors, or, if applicable, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms. Pay Governance, the Compensation Committee’s independent compensation consultant for fiscal year 2021, assisted with executive pay decisions and worked with the Compensation Committee to formulate the design of the executive compensation program for 2021. GOVERNANCE AND NOMINATING COMMITTEE • Members: Thomas H. Weidemeyer (Chair), Matthew Carter, Jr., Heather Cox, and Alexandra Pruner • Number of meetings in 2021: 4 • Primary Responsibilities: Recommends director candidates and provides guidance on governance related matters • Independence: All members The Governance and Nominating Committee recommends director candidates to the Board for election at the annual meetings of stockholders, periodically reviews the Guidelines and recommends changes to the Board, and provides guidance to the Board with respect to governance related matters. Among other things, the Governance and Nominating Committee: • identifies and reviews the qualifications of potential nominees to the Board consistent with criteria approved by the Board, and assesses the contributions and independence of incumbent directors in determining whether to recommend them for re-election; • establishes and reviews procedures for the consideration of Board candidates recommended by the Company’s stockholders; • makes recommendations to the Board concerning the structure, composition, and functioning of the Board and its Committees; • reviews and assesses the channels through which the Board receives information, and the quality and timeliness of information received; • reviews and recommends to the Board retirement and other tenure policies for directors; • reviews and approves Company policies applicable to the Board, the directors and officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (Exchange Act); • reviews and reports to the Board regarding potential conflicts of interests of directors; • recommends to the Board director candidates for the annual meeting of stockholders, and candidates to be elected by the Board as necessary to fill vacancies and newly created directorships; Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 13 CHKSUM Content: 14649 Layout: 1678 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

20 • oversees the Company’s strategies and efforts to manage its environmental, economic and social impacts, including, but not limited to, the Company’s environmental, climate change and sustainability policies and programs; • oversees the evaluation of the Board, each of its Committees and management; • monitors directorships in other public companies held by directors and senior officers of the Company; • annually evaluates the performance of the Governance and Nominating Committee and the appropriateness of its charter; • reviews the Company’s political contribution policy and the Company’s memberships in trade associations or other business associations that engage in lobbying activities or make independent expenditures relating to political campaigns or initiatives; • reviews the Company’s charitable giving policy; • oversees the orientation process for new directors and programs for the continuing education of existing directors; and • performs such other responsibilities as may be delegated to it by the Board from time to time that are consistent with its purpose. FINANCE AND RISK MANAGEMENT COMMITTEE • Members: Paul W. Hobby (Chair), Elisabeth B. Donohue, Alexandra Pruner, and Thomas H. Weidemeyer • Number of meetings in 2021: 6 • Primary Responsibilities: Oversight of trading, power marketing and risk management issues • Independence: All members The Finance and Risk Management Committee assists the Board in fulfilling its responsibilities with respect to the oversight of trading, power marketing and risk management issues at the Company, and reviews and approves certain financial transactions. Among other things, the Finance and Risk Management Committee: • reviews, reports and makes recommendations to the Board on management recommendations or proposals regarding the Company’s and its subsidiaries’ (i) capital structure, (ii) liquidity, (iii) need for credit or debt or equity financing, (iv) amounts, timing and sources of capital market transactions, and (v) financial hedging and derivative activities; • reviews and approves, or authorizes officers to approve, the pricing and other terms and conditions of transactions relating to debt or equity financings, financial hedging and derivatives activities, and other similar financial activities, in each case which have been reviewed and approved by the Board; • reviews and approves, or authorizes officers to approve, repurchases, early redemption or other similar actions with respect to the Company’s securities; • reviews and approves, or authorizes officers to approve, the pricing and other terms and conditions of financing transactions related to mergers, acquisitions, tender offers, and reorganizations which have been reviewed and approved by the Board; • reviews and approves, or authorizes officers to approve, the pricing and other terms and conditions of securities offerings which have been reviewed and approved by the Board; Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 14 CHKSUM Content: 10279 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

21 • approves determinations of the fair market value of assets and investments of the Company for purposes of the Company’s note indentures, senior secured credit agreement or other similar financing documents where fair market value is required to be determined by the Board or by a Committee of the Board; • reviews with management, on a periodic basis, contributions to employee benefit retirement plans of the Company, investment performance, funding, asset allocation policies and other similar performance measures of the employee benefit retirement plans of the Company; • oversees the Company’s policies and procedures established by management to assess, monitor, manage and control the Company’s material risk exposures, including operational, business, financial and commodity market (including marketing and trading of fuel, transportation, energy and related products and services, and hedging of generation portfolio obligations), strategic, credit, liquidity and reputational risks; • oversees matters related to the security of and risks related to information technology systems and procedures, including the Company’s data privacy and security practices, cyber-security program and cyber- related risks; • advises and assists the Audit Committee in its review of the processes by which management and the Committee assess the Company’s exposure to risk; • approves as appropriate, the Company’s power marketing and trading transactions, limits, policies, practices and procedures, and counter-party credit limit and policies, and approves exceptions to policies, as necessary; • annually evaluates the performance of the Finance and Risk Management Committee and the appropriateness of its charter; • reviews and approves transactions exceeding the President and CEO’s individual authority limits under the Company’s risk management policies; and • performs such other responsibilities as may be delegated to it by the Board from time to time that are consistent with its purpose. NUCLEAR OVERSIGHT COMMITTEE • Members: Lawrence S. Coben (Chair) and all other Board members • Number of meetings in 2021: 1 • Primary Responsibilities: Oversight of the Company’s ownership and operation in nuclear power plant facilities • Independence: Ten out of eleven members are independent The Nuclear Oversight Committee consists of all of the members of the Board, all of whom are citizens of the United States and meet the requirements of applicable law to serve on the Committee, a majority of which are independent as defined under the listing standards of the NYSE and as affirmatively determined by the Board. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 15 CHKSUM Content: 49969 Layout: 1678 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

22 SUSTAINABILITY AT NRG Sustainability is a philosophy that underpins and facilitates value creation across our business for all of our stakeholders, including our stockholders. It is an integral piece of our corporate strategy and ties directly to business success, reduced risk, and enhanced reputation. Our sustainability foundation spans five key pillars — business, customers, workplace, operations, and suppliers — that embed sustainability into the culture and fabric of NRG. Sustainable Business This pillar guides our Company in the foundational aspects of strong sustainability leadership in areas including governance, transparency, reporting, and stockholder and other stakeholder engagement. Sustainable Customers A key aspect of our strategy is providing relevant solutions for our customers, helping to lead the transition to a more sustainable future. Our goals are to provide more clean energy choices in more locations that are closer to our customers, and to help reduce the overall environmental and social impacts associated with energy use by our customers. Sustainable Workplace The key to NRG’s success in working towards and achieving its goals across the value chain is having a strong, healthy, and engaged workforce. Our commitment at NRG includes a focus on safety, physical and mental health and well-being, diversity, equity and inclusion, and employee engagement, as well as environmentally conscious workplaces. Sustainable Operations NRG is committed to reducing environmental impacts across its operations. Our commitment includes achieving our science-based greenhouse gas reduction targets, increasing recycling rates of coal combustion residuals, and improving environmental performance across our facilities. Sustainable Suppliers It is important for companies to address sustainability in their entire value chain. NRG is working actively to measure and ultimately reduce environmental impacts in its supply chain through collaboration and transparency, while encouraging its suppliers to be more diverse, equitable and inclusive. We are committed to positively affecting the communities in which our customers and employees live and work, and to reducing the environmental footprint of our operations while ensuring the long-term reliability, competitiveness, and success of the Company. These efforts include providing sustainable energy solutions to customers, optimizing our generation on an ongoing basis to drive incremental efficiency gains, reducing the carbon footprint of our operations, leveraging cleaner energy technologies such as battery storage and the incorporation of renewables, and supporting the advancement of our employees through health, safety, and professional growth initiatives. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 16 CHKSUM Content: 60005 Layout: 8849 Graphics: 33011 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: Sus_Sup_4c_icon.eps, Sus_Op_4c_icon.eps, Sus_Work_4c_icon.eps, Sus_Cus_4c_icon.eps, Sus_Bus_4c_icon.eps V1.5

23 SUSTAINABLE BUSINESS We have a long history of sustainability initiatives and disclosures, beginning in 2009 when we submitted our first report to the Climate Disclosure Project (now known as CDP). Since then, we have promoted transparency and reported on our ESG efforts as discussed in our ESG timeline below. 2009 2010 2012 2014 2016 2015 2017 2018 2019 2020 2021 2022 First reported to the Carbon Disclosure Project (now known as CDP). Issued first sustainability report. Expanded CDP disclosures to include CDP Water. Set industry-leading carbon reduction targets with a goal to cut CO2e emissions 50% by 2030 and 90% by 2050. One of the first companies in the world to have greenhouse gas (GHG) emissions goals certified by the Science Based Targets initiative (SBTi). Began reporting using the Sustainability Accounting Standards Board (SASB) standards. Became one of the first companies to publicly commit to supporting the Task Force on Climate-related Financial Disclosures (TCFD). Governance and Nominating Committee assumed responsibility for overseeing sustainability, including climate change and sustainability policies and programs. Accelerated our GHG emissions reductions goals. Our new target is a 50% reduction by 2025 from our current 2014 baseline and net-zero by 2050. President and CEO signed on to the Business Roundtable's revised Statement on the Purpose of a Corporation, an effort to expand a corporation's mandate beyond shareholder value to include value creation for all stakeholders. Added sustainability-linked pricing metric to the Company's corporate credit agreement. Became the first North American company to issue a sustainability-linked bond (SLB), linking attractive financing to the realization of the Company's previously announced carbon reduction goals. Issued a TCFD mapping document that shows where the recommended TCFD disclosures have already been reported in publicly available NRG documents. Published inaugural TCFD report. Received validation from SBTi that NRG's climate goals are 1.5 degrees Celsius-aligned. NRG is the first North American power company to receive this designation. Set goal to electrify 100% of our light-duty vehicle fleet by 2030. Awarded Climate Leadership Award for Excellence in Greenhouse Gas Management. Named to Forbes inaugural "Green Growth 50" list. On most recent CDP questionnaires, the Company earned a B on Climate Change, an A- on Water Security, and an A- on Supplier Engagement. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 17 CHKSUM Content: 42511 Layout: 37305 Graphics: 49398 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_Sust_flow chart.eps V1.5

24 SUSTAINABLE CUSTOMERS Our expertise brings customers closer to achieving their energy and sustainability goals through a range of retail renewable electricity plans, tailored demand response programs, active energy management tools, and energy efficiency consulting and products. NRG’s residential retail brands, including NRG, Reliant, Green Mountain Energy and Direct Energy, offer zero- emission or low-emission retail electricity rate plans as well as carbon offsets and adjacent services through partner companies for rooftop solar installation and the purchase and charging of electric vehicles. For our commercial and industrial customers, the Company acts as an intermediary between renewable power developers and electricity customers. Our Renewable Select retail product delivers renewable energy through a unique simple contract and no on-site infrastructure. In addition, to support large customers’ energy management, as well as to enable grid stability in times of high demand, we provide energy load reduction through business demand response programs. NRG’s strategy is not to become a developer, owner, or operator of large-scale renewable energy generation as a pathway to decarbonization, but rather to be the conduit to help our customers become more sustainable. NRG leverages its market expertise to partner with developers to bring new, additional renewables to the grid through short and medium-term Power Purchase Agreements (PPAs). Through 2021, NRG had exclusively secured 2.7 gigawatts of renewable power through PPAs with third-party project developers and other counterparties and is actively working to contract additional PPAs. As this renewable power comes online, it is made available to residential, small business, and large commercial customers. SUSTAINABLE WORKPLACE OUR EMPLOYEES Employees power the work of NRG. We provide comprehensive compensation and benefits to our colleagues, including employees represented by labor unions, as well as tools and resources to help them thrive in their personal lives and grow in their careers. We negotiate with labor unions in good faith and are proud of the cooperative relationships we have built together over the years. SAFETY AND WELL-BEING 0.0 0.1 0.2 0.3 0.4 0.5 0.6 2017 ..49 ..32 2018 ..30 2019 2021 2020 NRG 5-Year Safety Record ..56 ..51 NRG Actual 5 Year Average Top Decile Target Total Recordable Injury Rate The safety and well-being of our employees is of paramount importance to us. Responsibility for safety is instilled at every level of the Company. To further this culture, we have adopted a Safety- Over-Production policy, which empowers any of our colleagues to take actions that are necessary to comply with safety rules and requirements even if such actions result in reduced production at our facilities. Given our strong focus on employee involvement, we continue to perform well in safety. We finished the year with an injury rate that was better than top decile in the industry. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 18 CHKSUM Content: 31511 Layout: 64560 Graphics: 63862 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_Safety_4c_bar.eps V1.5

25 NRG also invests in the well-being of its employees. We provide programs that holistically support physical, emotional and financial wellness, allowing our colleagues the opportunity to take control of their well-being and focus on what matters most to them for a healthy, secure future. During the COVID-19 pandemic, we provided services to support the needs of employees and their families, including back-up childcare, expanded access to tele-medicine (for both physical and mental health), and emotional support programs such as mindfulness. We created two internal task forces, Return To Normal Operations and Workplace 2021, that evaluated how we could safely return to a reconsidered office paradigm and how we redesign our office environment and work life through and after the pandemic. We implemented a hybrid work environment to maximize productivity, attract and retain talent, and enhance work-life balance. During 2021, the Company continued its support of employees by partnering with the National Council for Behavioral Health to initiate its Mental Health First Aid program. This program safely, respectfully and effectively opens the conversation about mental illness and addiction, encourages employees to recognize and take responsibility for their mental health, teaches managers to recognize and speak to employees about mental health concerns, and complements and supports existing benefit and wellness programs and Company policies and procedures. DIVERSITY, EQUITY AND INCLUSION At NRG, we recognize that we must live our values to serve our customers and our communities. One of our core Power Values (as defined on page 52) includes seeking to create work environments where our colleagues are treated fairly and with respect, and where each voice matters. We are building on that position by reshaping our hiring and promotions practices, by continually improving our policies to be more inclusive and by increasing the number of our Business Resource Groups where employees can share, learn and receive support from their colleagues. We strive to be a place of equitable access for employee growth that celebrates the individual while together championing our diversity. In furtherance of our diversity, equity and inclusion initiatives, during 2021, we: • Conducted, as part of The CEO Pledge, a “Day of Understanding” virtual event, featuring a one-man play to raise awareness about identity and belonging. Over 1,700 employees participated in the event, which included a live online discussion. • Conducted “Embracing Diversity & Inclusion” training for all employees, including executives, with over 95% participation. • Expanded training for senior executives with a half-day, in-person “Leading Inclusion” immersion. • Reduced Company match minimum for charitable donations to allow for more inclusive participation. TALENT DEVELOPMENT We deploy various talent development strategies and programs with the goal of ensuring a pipeline of leadership who can execute on the Company’s strategy and drive value for all stakeholders. The Board regularly engages with management on leadership development and succession planning, including providing feedback on development plans and bench strength for key senior leader positions. The Board also has a structured program that allows directors to interact directly with individuals deeper in the organization whom management, through a robust talent assessment program as well as mentoring relationships, has identified as high potential future leaders. In 2021, we launched an Emerging Leaders Program to strengthen the identified pipeline of future leaders and create a cohort of high potential candidates to work on active Company challenges. We also have a performance management tool that emphasizes a continuous feedback loop to all our employees, and a robust online training curriculum that covers topics such as leadership, communication, and productivity. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 19 CHKSUM Content: 36729 Layout: 52632 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

26 EMPLOYEE ENGAGEMENT Continuously engaging in dialogue between leaders and employees is important to us. In 2021, management continued regularly to ask our employees for feedback on their well-being. In response to the feedback received during 2020 and 2021, we instituted work-life initiatives like curb-side pickup of essential technology items from the office to allow employees to work more effectively at home, additional wellness programs, and enhanced COVID-19 safety protocols at plants and offices where essential employees continued to work. We continued our annual survey of employees on well-being, with a focus on understanding how employees perceive their physical, emotional, and financial well-being and intend to address matters as they arise. TOTAL REWARDS NRG seeks to provide the median target of compensation and benefits, as benchmarked against peers. To ensure incentives are properly aligned with business needs and that we can attract and retain qualified employees, the Compensation Committee actively reviews our total rewards programs, including benchmarking programs against peer groups, assessing the risks of the compensation program, and evaluating the design of annual and long-term incentive plans. We offer full-time employees incentives designed to motivate and reward success. We continue to evaluate our offerings, taking into consideration the needs of our employees, to ensure they are competitive and best serve our employees. Every two years, we engage an independent, third-party to benchmark our compensation and benefits programs against our peers and report the results to the Compensation Committee. COMMUNITY AND PHILANTHROPY PositiveNRG, NRG’s philanthropic program, creates a workplace that empowers employees by supporting communities, causes and organizations that they elect to champion. The platform offers multiple touchpoints that allow for engagement with non-profit organizations and internal employee team building. COMMITMENT 188 CHARITIES SERVED by volunteers 782 DONATIONS received by charities 15% ENGAGED with positiveNRG 6,380 VOLUNTEER hours 16 1 STATES PROVINCE where employees volunteered EMPLOYEE ENGAGEMENT Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 20 CHKSUM Content: 36413 Layout: 53654 Graphics: 44093 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_comm_4c_flow.eps V1.5

27 At every level of the organization, NRG employees are encouraged to participate in positiveNRG Week. As the pandemic continued to create hardship and instability for millions, positiveNRG Week organizers chose a unified focus on strengthening food security for 2021. Meeting employees where they are, volunteer opportunities ranged from virtual events to food collections and drop offs to hands on volunteering. In-person events ranged from unloading food deliveries at local food pantries, packaging Thanksgiving meals, and building a community garden in a known food desert. Collectively, 102,000 pounds of food was donated and over 74,000 meals were packed. SUSTAINABLE OPERATIONS Since environmental responsibility is instilled at every level of the Company, we have adopted an Environment- Over-Production policy, which empowers our colleagues to take actions that are necessary to comply with environmental requirements even if such actions result in reduced production at our facilities. As part of our ongoing operations, NRG complies with numerous environmental requirements. In addition, we carefully measure and track compliance with environmental requirements and our own more stringent standards using Environmental Key Performance Indicators (EKPIs) so that we can improve continually. These measures are reported internally to management and our Board, and externally in our annual sustainability report. We integrate environmental considerations into strategic and operational decisions. We have demonstrated our commitment by reducing our impact on the environment in several areas. Our annual SOx and NOx air emissions have declined significantly since 2014. In addition, we established industry leading GHG reduction goals in 2015 and became the first power company to earn a certification from the Science Based Targets initiative (SBTi). In 2019, NRG announced the acceleration of its Science-Based GHG emissions reduction goals to align with prevailing climate science, limiting global warming in the post-industrial era to 1.5 degree Celsius. In March 2021, these updated goals were recertified by the SBTi. NRG is the first power company in North America to achieve this designation under the 1.5 degree scenario and among only twelve globally at the time of certification. Under its GHG emissions reduction timeline, NRG is targeting a 50% reduction by 2025, from its current 2014 baseline, and net-zero emissions by 2050. The Company is on track to meet its 2025 goal. 2014 BASELINE 201520 1620 17 2018 2021 2019 2020 Environmental Performance Record * Baselines have been recalculated to reﬂect the composition of the NRG generation ﬂeet. In some cases, that has resulted in diﬀerences from percentages previously reported. 94% 79% 81% 49% 68% 56% 34% Our environmental performance metric counts environmental incidents such as reportable spills, permit deviations and receipt of Notices of Violation. Fewer incidents result in a lower score. In 2021, we saw an increase in EKPIs resulting from a combination of events, including more generation, increased enforcement and natural variation in small data sets. We continue to see improvement against our 2014 baseline. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 21 CHKSUM Content: 30046 Layout: 26199 Graphics: 56132 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_Enviro_4c_bar.eps V1.5

28 In furtherance of its sustainability commitment, in 2021, NRG added a new sustainabilty goal to obtain 100% fleet electrification by 2030. In furtherance of this goal, NRG joined the Climate Group’s EV100 initiative. SUSTAINABLE SUPPLIERS Our supply chain initiatives include evaluating risks and opportunities in our purchased goods and services, enhancing the ways we select suppliers, including a focus on diversity, equity and inclusion, developing strong manufacturing standards and internal policies, and promoting environmental disclosure practices for those with whom we do business. The importance we place on supply chain transparency has also led us to pursue external collaboration with other companies in our sector through organizations such as the Natural Gas Supply Collaborative (NGSC), a voluntary collaborative of natural gas purchasers, which promote safe and responsible practices for natural gas supply. NRG has a robust Supplier Code of Conduct as well as a Manufacturing Standards Policy. We require all contract manufacturers (including subcontractors) to adhere to our Social Responsibility Standards for Manufacturers Policy. Third-party audits are conducted regularly, and NRG reports the results of such third-party manufacturing audits to the Audit Committee of the Board. 61 2014 U.S. COe Emissions (million metric tons) NRG U.S. Generation (TWh) Rest of ﬂeet RGGI AB32 50% target 0 40 52 TWh 20 60 80 35 2019 34 2020 2021 U.S. CO2e Emissions and Generation 26 The chart to the right reflects the Company’s domestic generation portfolio, including leased facilities and those accounted for through equity method investments. Prior year information was adjusted to remove divested assets. Since our baseline year of 2014, carbon dioxide equivalent (CO2e) emissions have fallen by 27 million metric tons of CO2e or 44%, equivalent to avoiding nearly 68 billion miles driven by an average passenger vehicle. The generation in the chart includes generation from all fuels represented in NRG’s power plant portfolio — coal, natural gas, nuclear, oil, and renewables — which is discussed further in NRG’s Annual Report on Form 10-K. In 2021, 9.2 TWh or 17.6% of generation was from nuclear and renewables and therefore had zero emissions. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 22 CHKSUM Content: 8443 Layout: 44305 Graphics: 57918 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_target_4c_bar.eps V1.5

29 STOCKHOLDER AND STAKEHOLDER ENGAGEMENT We have a broad outreach program to discuss NRG’s long-term strategy and sustainability goals, as well as to review and seek feedback on our governance, sustainability, and compensation practices. During 2021, one or more members of management were involved in more than 50 virtual and telephonic meetings with investors representing more than 30% of our shares outstanding. We regularly engage with stockholders concerning our Board, governance, and executive compensation practices with the specific goal of seeking stockholder feedback. Our stockholder engagement is important to our Board’s decision-making process and has driven changes to our governance and compensation practices. We greatly value the views of our stockholders and look forward to continuing the dialogue. In addition, we regularly engage with our stakeholders (including our stockholders) on ESG issues. We strive to provide current, credible, and comparable data to ESG agencies while engaging investors and investor advocacy organizations on ESG issues. We believe that stakeholder engagement with stockholders, non-government organizations (NGOs), community and industry groups, and academia, among others, helps us identify and pursue potential opportunities to decarbonize our business and better serve our customers. In support of this effort, NRG is a member of Ceres, a non-profit organization whose mission is to “mobilize investor and business leadership to build a thriving, sustainable, global economy.” With Ceres, NRG is able to set up a formal stakeholder advisory body, which may include key investors, customers, leading NGOs, policy groups, and energy experts. Additionally, NRG proactively engages with other leading companies and organizations to help advance standards, share best practices, activate stakeholders, and create action toward a sustainable economy. NRG also actively supports the climate-tech community through various initiatives highlighted below, to help identify technologies and partners that could further assist in the decarbonization of our business. Carbon XPRIZE Sponsored by NRG and Canadian Oil Sands Innovation Alliance (COSIA) Founding Sponsor, Houston Expansion Founding Supporter, Rice Alliance Clean Energy Accelerator The $20 million NRG COSIA Carbon XPRIZE was a global competition which inspired the development of new and emerging CO2 conversion technologies to help solve climate change. Winning teams: CarbonCure Technologies, CarbonBuilt Greentown Labs Rice Alliance for Technology and Entrepreneurship (Rice Alliance) Greentown Labs is the largest climate-tech startup incubator in North America, and brings together startups, corporations, investors, policymakers and many others with a focus on scaling climate solutions. A new clean energy accelerator at Rice University in Houston will support early stage energy startups from around the world, all of which will have access to the Rice Alliance network of energy companies, investors, advisors, and Rice's energy tech venture forums. Founding Member and part of Carbontech Leadership Council (CLC) Carbon-to-Value (C2V) C2V is a multi-year program driving the creation of a thriving innovation ecosystem for the commercialization of carbontech. The CLC is creating a technology roadmap for the future of the carbon-tech industry and is fostering opportunities for commercialization, technology validation, testing, and demonstration of carbontech. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 23 CHKSUM Content: 46396 Layout: 6544 Graphics: 56315 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_Stock_4c_flow.eps V1.5

30 Finally, NRG participates in several multi-stakeholder group consortia working to scale various decarbonization pathways. COMMUNICATION WITH DIRECTORS Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors. EVolve Houston Founding member EVolve Houston is a coalition of sustainability-minded civic, business, and academic leaders who seek to accelerate clean transportation through electrification, improve regional air quality, and reduce greenhouse gas emissions in the greater Houston area. The Greater Houston Partnership Energy 2.0, Energy Advisory, and Houston Energy Transition Initiative Steering Committees Energy 2.0 and Energy Advisory Committees The Partnership prioritizes efforts that will position Houston to lead the global energy transition to a more efficient and sustainable, low-carbon future while accommodating growth in global energy demand. The Rice University Baker Institute Center for Energy Studies Working Group on Carbon Capture, Use, and Sequestration (CCUS) and Hydrogen The Working Group is exploring the deployment of CCUS and hydrogen technologies in the state of Texas and consists of a diverse set of stakeholders representing corporations, industry groups, academic institutions, and non- government organizations active in the state. The United States Business Council on Sustainable Development Founding member, Gulf Coast Carbon Collaborative The GCCC convenes working groups on the energy transition, nature-based solutions, CCUS, and hydrogen. Houston CCS Hub Founding Member The Houston CCS Hub, comprised of power and industrial companies, is committed to advancing large-scale carbon capture and storage in Houston. H2Houston Hub Member Part of the Greater Houston Partnership’s Houston Energy Transition Initiative (HETI), the H2Houston Hub is creating a long-term hydrogen roadmap for the Greater Houston region, including plans for pilot projects. The Rice University Carbon Hub The accelerator supports early stage energy startups from around the world, all of which have access to the Rice Alliance network of energy companies, investors, advisors, and Rice’s energy tech venture forums. University of Houston and Southern States Energy Board (SSEB) CCUS Commercialization Effort The University of Houston-SSEB CCUS commercialization effort is a public-private consortium of experts to promote the rapid and transformative deployment of CCUS technologies. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.da | Sequence: 24 CHKSUM Content: 56704 Layout: 38397 Graphics: 2049 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_Stake_4c_flow.eps V1.5

31 PROPOSAL NO. 1 ELECTION OF DIRECTORS The Board is comprised of 11 members, all of whom will stand for election at the Annual Meeting. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation, or removal. Each of the nominees for director named in this Proxy Statement have been recommended and nominated by the Governance and Nominating Committee. The persons named as proxies on the proxy card intend to vote the proxies for the election of the nominees to the Board listed below. Each nominee listed below has consented to being named in this Proxy Statement and to serve as a director if elected. The biography for each director includes the specific experience, qualifications, attributes, and skills that led the Board to conclude that the nominee should serve as a director. The Board believes that each of the director nominees has valuable individual skills and experiences that, taken together, provide the Company with the variety and depth of knowledge, judgment, and vision necessary to provide effective oversight of the Company. Proposals to be Voted On E. Spencer Abraham Age: 69 Board Committees: Compensation (Chair) Nuclear Oversight Secretary Abraham has been a director of NRG since December 2012. Previously, he served as a director of GenOn Energy, Inc. from January 2012 to December 2012. He is Chairman and Chief Executive Officer of The Abraham Group LLC, an international strategic consulting firm based in Washington, D.C., which he founded in 2005. Prior to that, Secretary Abraham served as Secretary of Energy under President George W. Bush from 2001 through January 2005 and was a U.S. Senator for the State of Michigan from 1995 to 2001. Secretary Abraham serves on the boards of the following public companies: PBF Energy, Two Harbors Investment Corp. and Uranium Energy Corp. Secretary Abraham previously served as the non-executive chairman of AREVA, Inc., the U.S. subsidiary of the French-owned nuclear company, and as a director of Occidental Petroleum Corporation, Deepwater Wind LLC, International Battery, Green Rock Energy, ICx Technologies, PetroTiger, Sindicatum Sustainable Resources and C3 loT. He also previously served on the advisory board or committees of Midas Medici (Utilipoint), Millennium Private Equity, Sunovia and Wetherly Capital. Secretary Abraham joined Blank Rome Government Relations LLC as a Principal in May 2016, and now serves as a Senior Advisor to that entity. Secretary Abraham’s over two decades at the highest levels of domestic and international policy and politics give him the experience necessary to provide a significant contribution to the Board. As a former U.S. Senator and former U.S. Secretary of Energy who directed key aspects of the country’s energy strategy, Secretary Abraham provides the Board unique insight into public policy and regulatory-related issues. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 1 CHKSUM Content: 19920 Layout: 46095 Graphics: 63401 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: Spencer_Abraham_k_photo.eps V1.5

32 Matthew Carter, Jr. Age: 61 Board Committees: Audit Governance and Nominating Nuclear Oversight Mr. Carter has been a director of NRG since March 2018. Mr. Carter was appointed as the Chief Executive Officer of Aryaka Networks, Inc. in September 2018. Prior to this, Mr. Carter served as President and Chief Executive Officer and a director of Inteliquent, Inc., a publicly traded provider of voice telecommunications services, from June 2015 until February 2017 when Inteliquent, Inc. was acquired. He served as President of the Sprint Enterprise Solutions business unit of Sprint Corporation, a publicly traded telecommunications company, from September 2013 until January 2015 and, previous to that position, served as President, Sprint Global Wholesale & Emerging Solutions at Sprint Nextel Corporation. Mr. Carter also serves as a director of Jones Lang Lasalle Incorporated, a publicly traded investment management and professional services company, and is currently a member of the Audit Committee. He previously served as a director of USG Corporation from 2012 to 2018, Apollo Education Group, Inc. from 2012 to 2017 and Inteliquent, Inc. from June 2015 to February 2017 and has significant marketing, technology and international experience, including previous management oversight for all of Inteliquent, Inc.’s operations. Mr. Carter’s experience as a chief executive officer brings valuable management expertise and significant operational, marketing and technology expertise to the Board. Antonio Carrillo Age: 55 Board Committees: Audit Compensation Nuclear Oversight Mr. Carrillo has been a director of NRG since October 2019. Mr. Carrillo has served as Arcosa Inc.’s President and Chief Executive Officer since November 2018 and serves as a member of its Board of Directors. From April 2018 to November 2018, Mr. Carrillo served as Senior Vice President and Group President of Construction, Energy, Marine and Components of Trinity Industries, Inc. (Trinity). From 2012 to February 2018, Mr. Carrillo served as the Chief Executive Officer of Orbia Advance Corporation (formerly known as Mexichem S.A.B. de C.V.) (Orbia), a publicly-traded global specialty chemical company. Prior to joining Orbia, Mr. Carrillo spent 16 years at Trinity where he served as Senior Vice President and Group President of Trinity’s Energy Equipment Group and was responsible for Trinity’s Mexico operations. Mr. Carrillo previously served as a director of Trinity from 2014 until November 2018 and a director of Dr Pepper Snapple Group, Inc. from 2015 to 2018. Mr. Carrillo’s executive management experience with industrial and infrastructure companies, balanced with service on a public company, customer-facing board brings not only complex management experience, but important and diverse customer perspectives. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 2 CHKSUM Content: 11106 Layout: 62385 Graphics: 35539 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: Antonio_Carrillo_k_photo.eps, Matt_Carter_k_photo.eps V1.5

33 Heather Cox Age: 51 Board Committees: Compensation Governance and Nominating Nuclear Oversight Ms. Cox has been a director of NRG since March 2018. Ms. Cox became Chief Digital Health and Analytics Officer at Humana Inc. in August 2018. Previously, Ms. Cox was Executive Vice President, Chief Technology& Digital Officer of United Services Automobile Association, Inc. from October 2016 to March 2018. Ms. Cox served as Chief Executive Officer, Financial Technology Division and Head of Citi FinTech of Citigroup, Inc. from November 2015 to September 2016, and as Chief Client Experience, Digital and Marketing Officer, Global Consumer Bank of Citigroup, Inc. from April 2014 to November 2015. Prior to that, Ms. Cox served at Capital One Financial Corporation for six years, most recently as Executive Vice President, US Card Operations, Capital One from August 2011 to August 2014. Ms. Cox also served in various managerial and executive roles at E*Trade Bank for ten years. Ms. Cox is able to provide the Board with significant insight based on her digital transformation, innovation, technology, operations and customer service experience. Lawrence S. Coben Age: 63 Board Committees: Chair of the Board Nuclear Oversight (Chair) Dr. Coben has served as Chair of the Board since February 2017, and has been a director of NRG since December 2003. Dr. Coben is also Executive Director of the Escala Initiative and a Consulting Scholar at the University of Pennsylvania Museum of Archaeology and Anthropology. Previously, he was Chairman and Chief Executive Officer of Tremisis Energy Corporation LLC from 2003 – 2017. Dr. Coben was Chairman and Chief Executive Officer of both Tremisis Energy Acquisition Corporation II, a publicly held company, from July 2007 through March 2009 and of Tremisis Energy Acquisition Corporation from May 2004 to May 2006. From January 2001 to January 2004, he was a Senior Principal of Sunrise Capital Partners L.P., a private equity firm. From 1997 to January 2001, Dr. Coben was an independent consultant. From 1994 to 1996, Dr. Coben was Chief Executive Officer of Bolivian Power Company. Dr. Coben serves on the board of Freshpet, Inc. and served on the advisory board of Morgan Stanley Infrastructure II, L.P. from September 2014 through December 2016. Dr. Coben’s experience as a chief executive officer and investor in the energy industry brings a valuable cross-section of skills to the Board. Dr. Coben brings to the Board significant managerial, strategic, and financial expertise, particularly as it relates to Company financings, transactions and development initiatives. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 3 CHKSUM Content: 48233 Layout: 31583 Graphics: 6084 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: Larry_Coben_k_photo.eps, Heather_Cox_New_k_photo.eps V1.5

34 Mauricio Gutierrez Age: 51 Board Committees: Nuclear Oversight Mr. Gutierrez has served as President and CEO of NRG since December 2015 and as a director of NRG since January 2016. Prior to December 2015, Mr. Gutierrez was the Executive Vice President and Chief Operating Officer of NRG from July 2010 to December 2015. Mr. Gutierrez also served as the Interim President and Chief Executive Officer of Clearway Energy, Inc. (Clearway) (formerly NRG Yield, Inc.) from December 2015 to May 2016 and Executive Vice President and Chief Operating Officer of Clearway from December 2012 to December 2015. Mr. Gutierrez also served on the board of Clearway through August 2018. Mr. Gutierrez has been with NRG since August 2004 and served in multiple executive positions within NRG including Executive Vice President — Commercial Operations from January 2009 to July 2010 and Senior Vice President — Commercial Operations from March 2008 to January 2009. Prior to joining NRG in August 2004, Mr. Gutierrez held various commercial positions within Dynegy, Inc. Mr. Gutierrez serves on the board of Chipotle Mexican Grill, Inc. Mr. Gutierrez’s knowledge of the Company’s assets, operations and businesses bring important experience and skills to our Board. As President and CEO of the Company, Mr. Gutierrez also provides our Board with management’s perspective regarding the Company’s day-to-day operations and overall strategic plan. His extensive energy industry and leadership experience enables Mr. Gutierrez to provide essential guidance to our Board. Elisabeth B. Donohue Age: 56 Board Committees: Audit Finance and Risk Nuclear Oversight Ms. Donohue has been a director of NRG since October 2020. Ms. Donohue retired in January 2020 from Publicis Groupe, where she spent 32 years advising clients on consumer marketing efforts and business transformation. Her most recent role included serving as the chief executive officer of Publicis Spine, a data and technology start up launched by Publicis Groupe in October 2017. From April 2016 to October 2017, Ms. Donohue served as Global Brand President of the media communications agency Starcom Worldwide. From 2009 through 2016, Ms. Donohue served as chief executive officer of Starcom USA, where she drove Starcom’s digital offering and built the agency’s data and analytics practice. Ms. Donohue plays leadership roles on two non-profit boards. She is currently President of the Board of Trustees of Milton Academy based in Milton, Massachusetts and Co-Chair of the Foundation Board of She Runs It based in New York City. Ms. Donohue was a director of Synacor from May 2019 to April 2021, serving as the Chair of the Compensation Committee and a member of the Audit Commtitee. Ms. Donohue serves on the boards of Gap Inc. and AcuityAds Holdings Inc. Ms. Donohue graduated from Brown University with a B.A. in both Organizational Behavior & Management and Business Economics. Ms. Donohue’s customer and digital-focused experiences bring valuable diversity of thought and expertise to the Board as the Company advances its transformation by moving closer to the customer. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 4 CHKSUM Content: 36261 Layout: 42612 Graphics: 58902 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: LISA_DONOHUE_k_photo.eps, Mauricio_Gutierrez_k_photo.eps V1.5

Alexandra Pruner Age: 60 Board Committees: Finance and Risk Management Governance and Nominating Nuclear Oversight Ms. Pruner has been a director of NRG since October 2019. Ms. Pruner has served as a Senior Advisor of Perella Weinberg Partners and its energy division, Tudor, Pickering, Holt & Co., since December 2018. She previously served as Partner and Chief Financial Officer of Perella Weinberg Partners from December 2016 through November 2018. She served as Chief Financial Officer and a member of the Management Committee at Tudor, Pickering, Holt & Co. from the firm’s founding in 2007 until its combination with Perella Weinberg Partners in 2016. Ms. Pruner serves on the boards and as a member of the audit committees of Plains All American Pipeline, L.P. and its general partner PAA GP Holdings LLC, and as chair of the board of directors of Encino Acquisition Partners, a privately held company backed by CCPIB. She previously served on the Anadarko Petroleum Corporation board until its merger with Occidental Petroleum. She is the founder and a board member of Women’s Global Leadership Conference in Energy & Technology, is an Emeritus Director of the Amegy Bank Development Board and is the Chair of Brown University’s President’s Advisory Council on the Economics Department. Ms. Pruner is on the board of the Houston Zoo and the Texas Medical Center. Ms. Pruner brings extensive financial and industry experience and expertise to the Board, which is valuable to the review of the Company’s financings, transactions, and overall financial oversight. In addition, the Board also values Ms. Pruner’s involvement in the Houston and greater Texas community, which is the Company’s principal market. 35 Paul W. Hobby Age: 61 Board Committees: Finance and Risk Management (Chair) Nuclear Oversight Mr. Hobby has been a director of NRG since March 2006. Mr. Hobby is the Managing Partner of Genesis Park, L.P., a Houston-based private equity business specializing in technology and communications investments which he founded in 1999. Mr. Hobby routinely provides management and governance services to Genesis Park portfolio companies. He served as Chief Executive Officer and a director of Genesis Park Acquisition Corp. from November 2020 until August 2021. He previously served as the Chief Executive Officer of Alpheus Communications, Inc., a Texas wholesale telecommunications provider, from 2004 to 2011, and as Former Chairman of CapRock Services Corp., the largest provider of satellite services to the global energy business, from 2002 to 2006. From November 1992 until January 2001, he served as Chairman and Chief Executive Officer of Hobby Media Services and was Chairman of Columbine JDS Systems, Inc. from 1995 until 1997. Mr. Hobby is former Chairman of the Houston Branch of the Federal Reserve Bank of Dallas and the Greater Houston Partnership and is former Chairman of the Texas Ethics Commission. He was an Assistant U.S. Attorney for the Southern District of Texas from 1989 to 1992, Chief of Staff to the Lieutenant Governor of Texas, Bob Bullock, and an Associate at Fulbright & Jaworski from 1986 to 1989. Mr. Hobby has been a director of Flotek Industries, Inc. since March 2019 and is a member of the Governance and Nominating and Compensation Committees. Mr. Hobby brings historical and present context to the Company’s ongoing business endeavors in the Texas region. The Board values his entrepreneurial, financial and mergers and acquisitions (M&A) expertise in evaluating the Company’s growth initiatives, as well as his involvement in the Houston and greater Texas community, which is the Company’s principal market. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 5 CHKSUM Content: 3542 Layout: 38166 Graphics: 23243 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: paul_w_hobby_k_photo.eps, Alie_Pruner_k_photo.eps V1.5

36 Thomas H. Weidemeyer Age: 74 Board Committees: Governance and Nominating (Chair) Finance and Risk Management Nuclear Oversight Mr. Weidemeyer has been a director of NRG since December 2003. Until his retirement in December 2003, Mr. Weidemeyer served as Director, Senior Vice President and Chief Operating Officer of United Parcel Service, Inc., the world’s largest transportation company and President of UPS Airlines. Mr. Weidemeyer became Manager of the Americas International Operation in 1989, and in that capacity directed the development of the UPS delivery network throughout Central and South America. In 1990, Mr. Weidemeyer became Vice President and Airline Manager of UPS Airlines and, in 1994, was elected its President and Chief Operating Officer. Mr. Weidemeyer became Senior Vice President and a member of the Management Committee of United Parcel Service, Inc. that same year, and he became Chief Operating Officer of United Parcel Service, Inc. in January 2001. Mr. Weidemeyer also serves as a director of Waste Management, Inc., and serves on its Audit Committee. Mr. Weidemeyer’s executive management experience with a logistics company involving extensive supply chain management brings not only financial and accounting experience, but important skills highly valued both by the Company itself and by its Board of Directors. In addition, Mr. Weidemeyer’s service on other boards gives him a direct insight into best practices that is valuable to our Board. Anne C. Schaumburg Age: 72 Board Committees: Audit (Chair) Compensation Nuclear Oversight Ms. Schaumburg has been a director of NRG since April 2005. From 1984 until her retirement in January 2002, she was a Managing Director of Credit Suisse First Boston and a senior banker in the Global Energy Group. Ms. Schaumburg worked in the Investment Banking industry for 28 years specializing in the power sector. She ran Credit Suisse’s Power Group from 1994 – 1999, prior to its consolidation with Natural Resources and Project Finance, where she was responsible for assisting clients on advisory and finance assignments. Her transaction expertise, across the spectrum of utility and unregulated power, includes mergers and acquisitions, debt and equity capital market financings, project finance and leasing, utility disaggregation and privatizations. Ms. Schaumburg has been a director of Brookfield Infrastructure Partners since 2008 and chair of the board since 2019 and is a member of its Audit Committee. Ms. Schaumburg has also been a director of Brookfield Asset Management Reinsurance Partners since May 2021 and serves as of member of its Audit Committee. Ms. Schaumburg brings extensive financial and M&A experience and expertise to the Board which is valuable to the review of the Company’s financings, transactions, and overall financial oversight. In addition, Ms. Schaumburg is able to provide the Board with essential insight into the financial services industry and how investors may view the company. The Board recommends a vote “FOR” the election to the Board of each of the foregoing nominees. Proxies received by the Board will be voted “FOR” each of the nominees unless a contrary vote is specified. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 6 CHKSUM Content: 30328 Layout: 45930 Graphics: 50283 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: Anne_Schaumburg_k_photo.eps, Tom_Weidemeyer_k_photo.eps V1.5

37 DIRECTOR COMPENSATION ELEMENTS OF DIRECTOR COMPENSATION The total annual compensation received by our directors for their service as Board members and Chairs of the Committees of the Board, if applicable, is described in the chart below. Compensation Element Compensation Amount ($) Annual Cash Retainer 100,000 Annual Equity Retainer 167,000 Annual Board Chair Retainer 200,000 Audit Committee Chair Retainer 35,000 Other Committee Chair Retainer 20,000 Employee Directors No compensation A non-employee director who is newly appointed to the Board, other than in connection with an annual meeting of stockholders, receives the Annual Equity Retainer and a pro rata portion of the Annual Cash Retainer upon appointment. With respect to Board Chair and Committee Chair Retainers, 50% is received in the form of cash and 50% is received in the form of Deferred Stock Units (DSUs). Directors may, however, elect to receive the cash portion of their annual compensation as DSUs. Each DSU is equivalent in value to one share of NRG’s common stock and represents the right to receive one such share of common stock payable at the time elected by the director or immediately if no such election is made, or in the event the director does not make an election with respect to payment in a particular year, in accordance with his or her prior deferral election. In the event that a director’s service with the Company is terminated for any reason other than cause, DSU awards are payable in accordance with such director’s deferral election. If a director’s service with the Company is terminated for cause, the award is forfeited. In connection with the grants of the DSUs, each non-employee director also receives dividend equivalent rights (DERs) which become exercisable proportionately with the DSUs to which they relate. There were no changes to the director compensation program for 2021. DETERMINATION OF BOARD CHAIR COMPENSATION As discussed in greater detail below, the Compensation Committee and Board (with the Chair of the Board recusing himself from discussions and decisions on Chair compensation) rely on market data as well as other factors in determining independent Chair compensation. In order to provide a comprehensive view of the market, Pay Governance compiled competitive market data for our Chair of the Board based on a general industry sample of 20 companies with independent, non-executive chairs as well as the two remaining publicly traded independent power companies of comparable scope to NRG (AES Corporation and Vistra Corp.). The general industry sample included companies in a broad cross-section of industries that have a combination of revenue and market cap similar to NRG. For 2021, NRG’s average ranking on a revenues and market cap basis was at the 51st percentile of the general industry group. While more comparable from an industry perspective, during 2021, total revenue reported by Vistra Corp. and AES Corporation was less than half of the total revenue reported by NRG. Relative to the market data, total direct compensation (sum of all cash and equity retainers) for our Chair of the Board was just below the 50th percentile (median) of the general industry group, modestly above Vistra Corp. and close to AES Corporation, at the time of the analysis. In addition to the market data, the Compensation Committee and Board consider the following factors in determining the compensation for the Board’s independent Chair: the Chair’s role in a variety of significant strategic initiatives; the time commitment spent by the Chair on company-related matters; participation in all Board Committee meetings; participation in the CEO evaluation process and succession planning; and engagement and frequency of discussions with management regarding the Company’s strategic direction. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 7 CHKSUM Content: 29477 Layout: 14672 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

38 DIRECTOR COMPENSATION FISCAL YEAR ENDED DECEMBER 31, 2021 Name Fees Earned or Paid in Cash ($) Stock Awards ($)(1) Total ($) E. Spencer Abraham 110,000 177,001 287,001 Antonio Carrillo 100,000 167,030 267,030 Matthew Carter, Jr. 100,000 167,030 267,030 Lawrence S. Coben 200,000 267,002 467,002 Heather Cox 100,000 167,030 267,030 Elisabeth B. Donohue 100,000 167,030 267,030 Paul W. Hobby 110,000 177,001 287,001 Alexandra Pruner 100,000 167,030 267,030 Anne C. Schaumburg 117,500 184,520 302,020 Thomas H. Weidemeyer 110,000 177,001 287,001 (1) Reflects the grant date fair value of DSUs awarded in 2021 determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation-Stock Compensation, the full amount of which is recorded as a compensation expense in the income statement for fiscal year 2021. The grant date fair value was based on the closing price of the Company’s common stock, as reported on NYSE, on the date of the grant, which was $36.09 per share of common stock on June 1, 2021. The following table sets forth the aggregate number of stock awards (DSUs, restricted stock units (RSUs) and DERs) held by each of the non-employee directors as of December 31, 2021. The non-employee directors did not own any option awards as of December 31, 2021. Name Stock Awards E. Spencer Abraham 56,927 Antonio Carrillo 4,543 Matthew Carter, Jr. 25,147 Lawrence S. Coben 123,775 Heather Cox(1) 15,388 Elisabeth B. Donohue 10,829 Paul W. Hobby(2) — Alexandra Pruner 14,671 Anne C. Schaumburg 76,184 Thomas H. Weidemeyer 34,876 All DSUs held by the directors are payable upon termination of service as a Board member, other than the DSUs held by the following directors: (1) Ms. Cox holds 4,906 DSUs and 354 DERs, which are payable on May 31, 2024. In addition, Ms. Cox holds 5,176 DSUs and 83 DERs, which are payable on June 1, 2026. (2) Mr. Hobby elected to convert his DSUs to shares of NRG common stock immediately on the date of grant. DIRECTOR STOCK OWNERSHIP GUIDELINES Directors are required to retain all stock received as compensation for the duration of their service on the Board, although they may sell shares as necessary to cover tax liability associated with the conversion of DSUs to common stock. Exceptions to these requirements may be made by the Board under special circumstances. No exceptions to such requirements were made for 2021. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 8 CHKSUM Content: 38164 Layout: 17682 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

39 PROPOSAL NO. 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION Under Section 14A of the Exchange Act, the stockholders of the Company are entitled to vote at this year’s Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (Regulation S-K) of the rules and regulations under the Securities Act of 1933, as amended (Securities Act). Currently, this vote is conducted every year. The next vote will occur at the 2023 Annual Meeting of Stockholders. As described more fully in the CD&A beginning on page 48, the Company’s executive compensation program is designed to attract, retain and reward top executive talent. The intent of the Company’s compensation program is to reward the achievement of the Company’s annual goals and objectives while supporting the Company’s long- term business strategy. This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to express their views on the Company’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers as described in this Proxy Statement. Accordingly, the Board recommends that stockholders vote in favor of the following resolution: “RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.” The say on pay vote is advisory and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of the stockholders and to the extent there is a significant number of votes against the named executive officer compensation as disclosed in this Proxy Statement, stockholders’ concerns will be considered, and the Board and the Compensation Committee will evaluate actions necessary to address those concerns. The Board recommends a vote “FOR” the approval of the Company’s executive compensation as disclosed in this Proxy Statement. Proxies received by the Board will be voted “FOR” the approval of the Company’s named executive officer compensation unless a contrary vote is specified. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 9 CHKSUM Content: 38958 Layout: 1678 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

40 PROPOSAL NO. 3 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements. To execute this responsibility, the Audit Committee engages in a thorough annual evaluation of (i) the independent registered public accounting firm’s qualifications, performance and independence, (ii) whether the independent registered public accounting firm should be rotated, and (iii) the advisability and potential impact of selecting a different independent registered public accounting firm. The Audit Committee appointed the firm of KPMG LLP, an independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the 2021 fiscal year at a meeting held in February. KPMG LLP has been retained as the Company’s independent registered public accounting firm continuously since May 2004. In accordance with SEC rules and KPMG LLP policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit services to the Company. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The Audit Committee is involved in the selection of KPMG LLP’s lead audit partner. The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year is in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider its selection. Representatives of KPMG LLP are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement. The Board recommends a vote “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year. Proxies received by the Board will be voted “FOR” ratification unless a contrary vote is specified. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 10 CHKSUM Content: 8212 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

41 Our executive officers are elected by the Board annually to hold office until their successors are elected and qualified. The biographical information for each of the executive officers is provided below. Mauricio Gutierrez Age 51 President and Chief Executive Officer For biographical information for Mauricio Gutierrez, see “Nominations for Director.” Alberto Fornaro Age 57 Executive Vice President and Chief Financial Officer Mr. Fornaro has served as our Executive Vice President and Chief Financial Officer since June 2021. Before joining us, he was Chief Financial Officer of Coupang, Inc. (Coupang) from February 2020 to December 2020 and had served as a Senior Advisor to Coupang from December 2020 to May 2021. Prior to that, he served in various positions at International Gaming Technology plc (IGT) from 2011 to January 2020, where he had most recently served as Executive Vice President and Chief Financial Officer since 2013. Before IGT, Mr. Fornaro was Group CFO and President of the Europe, Middle East, and Africa division at Doosan Infracore Construction Equipment. Mr. Fornaro also served as General Manager and CFO of Technogym and spent 12 years in finance at CNH Global/Fiat Group in Italy and in the United States. Brian Curci Age 44 Executive Vice President, Legal and General Counsel Mr. Curci has served as our Executive Vice President, General Counsel since March 2021. He also served as our Senior Vice President and General Counsel from March 2018 to March 2021 and Senior Vice President and Deputy General Counsel from April 2017 to March 2018. Since joining us in 2007, Mr. Curci has served in various legal roles, including as Corporate Secretary from October 2011 to July 2018. Prior to joining us, Mr. Curci was a corporate associate with the law firm Saul Ewing LLP in Philadelphia. Elizabeth Killinger Age 52 Executive Vice President, NRG Home Ms. Killinger has served as Executive Vice President, NRG Home since February 2016. She was Senior Vice President and President, NRG Retail from June 2015 to February 2016 and Senior Vice President and President, NRG Texas Retail from January 2013 to June 2015. Ms. Killinger has also served as President of Reliant, a subsidiary of NRG, since October 2012. Prior to that, Ms. Killinger was Senior Vice President of Retail Operations and Reliant Residential from January 2011 to October 2012. Ms. Killinger has been with us and our predecessors since 2002 and has held various operational and business leadership positions within the retail organization. Prior to joining us, Ms. Killinger spent a decade providing strategy, management and systems consulting to energy, oilfield services and retail distribution companies across the U.S. and in Europe. Executive Officers Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 11 CHKSUM Content: 26413 Layout: 30341 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

42 Christopher Moser Age 51 Executive Vice President, Operations Mr. Moser has served as our Executive Vice President, Operations since January 2018. He previously served as Senior Vice President, Operations of NRG, with responsibility for Plant Operations, Commercial Operations, Business Operations and Engineering and Construction, beginning in March 2016. From June 2010 to March 2016, Mr. Moser served as Senior Vice President, Commercial Operations. In this capacity, he was responsible for the optimization of our wholesale generation fleet. Mr. Moser serves on the board of trustees of the Princeton- Blairstown Center, a New Jersey non-profit that provides adventure-based, experiential education to historically marginalized youth. Robert J. Gaudette Age 48 Senior Vice President, NRG Business Mr. Gaudette has served as our Senior Vice President, NRG Business since January 2021. In this role, he oversees NRG’s broad portfolio of products and services for the commercial and industrial customers. Prior to that, Mr. Gaudette served as Senior Vice President, Business Solutions since December 2013. Prior to December 2013, Mr. Gaudette was Senior Vice President, C&I and Origination, starting in August 2013, and Senior Vice President — Product Development & Origination following the acquisition of GenOn in December 2012. Mr. Gaudette served as Senior Vice President and Chief Commercial Officer at GenOn from December 2010 to December 2012 and served as Vice President of Mirant’s Mid-Atlantic business unit from August 2009 to December 2010. During his career at Mirant, which began in 2001, Mr. Gaudette worked in various other capacities including Director of West Power, Director of NYMEX Trading, Assistant to the Chief Operating Officer and NYMEX natural gas trader. Mr. Gaudette serves on the advisory board of Shift, an early stage company that provides a platform advising veterans on job prospects and linking them to opportunities. Emily Picarello Age 41 Corporate Controller Ms. Picarello has served as our Principal Accounting Officer since February 2022. Ms. Picarello joined the Company in December 2018 and served as Assistant Controller for the Company through November 2021, when she was promoted to Vice President and Corporate Controller. Prior to her employment with the Company, Ms. Picarello spent over seven years with PVH Corp., a global apparel company, first as the Director of Financial Reporting and then as the Vice President, Financial Reporting. Prior to Ms. Picarello’s time with PVH Corp., she was an auditor with KPMG LLP for over eight years, holding various positions including Audit Senior Manager. Ms. Picarello is a certified public accountant. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 12 CHKSUM Content: 26077 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

43 STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS The following table sets forth information concerning beneficial ownership of the Company’s common stock as of March 1, 2022, for: (a) each director and the nominees for director; (b) named executive officers (NEOs); and (c) all current directors and executive officers as a group. The percentage of beneficial ownership is based on 242,154,231 shares of common stock outstanding as of March 1, 2022. The percentage of beneficial ownership also includes any shares that such person has the right to acquire within 60 days of March 1, 2022. Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares set forth in the following table. The address of the directors and executive officers is c/o NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540. Directors and Executive Officers Common Stock(1) Percent of Class (%) Mauricio Gutierrez 966,980 *(2) Alberto Fornaro 748 *(3) Elizabeth Killinger 89,762 *(4) Christopher Moser 139,115 *(5) Robert Gaudette 42,174 *(6) Gaetan Frotte 38,929 *(7) Kirkland Andrews — *(8) Lawrence S. Coben 126,860 *(9) E. Spencer Abraham 64,120 *(10) Antonio Carrillo 14,383 *(11) Matthew Carter, Jr. 25,367 *(12) Heather Cox 24,623 *(13) Elisabeth B. Donohue 10,923 *(14) Paul W. Hobby 81,885 * Alexandra Pruner 14,884 *(15) Anne C. Schaumburg 86,950 *(16) Thomas H. Weidemeyer 84,388 *(17) All Directors and Executive Officers as a group (19 people) 1,849,137 *(18) * Less than one percent of outstanding common stock. Stock Ownership of Directors, Named Executive Officers and Certain Beneficial Owners Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 13 CHKSUM Content: 42770 Layout: 59734 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

44 (1) The number of shares beneficially owned by each person or entity is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each person or entity is considered the beneficial owner of any: (a) shares to which such person or entity has sole or shared voting power or dispositive power and (b) shares that such person or entity has the right to acquire within 60 days through the exercise of stock options or similar rights. (2) Excludes 124,563 RSUs, 276,850 relative performance stock units (RPSUs) and 14,726 DERs. DERs become exercisable proportionately with the RSUs or RPSUs to which they relate. Each DER is the right to receive one share of NRG common stock and becomes exercisable proportionately with the RSUs or RPSUs to which they relate. Each RSU represents the right to receive one share of NRG common stock upon vesting. Each RPSU represents the potential to receive common stock based upon NRG achieving a certain level of total shareholder return relative to NRG’s peer group over a three-year performance period. (3) Mr.Fornaro was appointed as our Executive Vice President and Chief Financial Officer effective June 1, 2021. Excludes 24,110 RSUs, 39,800 RPSUs and 1,044 DERs. (4) Excludes 22,922 RSUs, 52,074 RPSUs and 2,868 DERs. (5) Excludes 22,922 RSUs, 52,074 RPSUs and 2,868 DERs. (6) Excludes 11,198 RSUs, 27,399 RPSUs and 1,199 DERs. (7) Mr. Frotte served as our Interim Chief Financial Officer from February 4, 2021 through May 31, 2021. Excludes 9,339 RSUs, 21,348 RPSUs and 1,183 DERs. (8) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. All outstanding equity awards vesting after February 19, 2021 were forfeited in connection with his resignation. (9) Includes 117,164 DSUs and 7,315 DERs, payable in the event Dr. Coben ceases to be a member of the Board. (10) Includes 52,024 DSUs and 5,416 DERs, payable in the event Secretary Abraham ceases to be a member of the Board. (11) Includes 4,241 DSUs and 342 DERs, payable in the event Mr. Carrillo ceases to be a member of the Board. (12) Includes 23,779 DSUs and 1,594 DERs, payable in the event Mr. Carter ceases to be a member of the Board. (13) Includes 14,710 DSUs and 816 DERs, payable in the event Ms. Cox ceases to be a member of the Board. (14) Includes 10,517 DSUs and 409 DERs, payable in the event Ms. Donohue ceases to be a member of the Board. (15) Includes 14,045 DSUs and 758 DERs, payable in the event Ms. Pruner ceases to be a member of the Board. (16) Includes 71,819 DSUs and 4,804 DERs, payable in the event Ms. Schaumburg ceases to be a member of the Board. (17) Includes 34,876 DSUs, payable in the event Mr. Weidemeyer ceases to be a member of the Board. (18) Consists of the total holdings of directors, named executive officers, and all other executive officers as a group. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 14 CHKSUM Content: 3585 Layout: 13610 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

45 STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS The following table sets forth information for each person known to the Company to own more than five percent of the Company’s common stock, as of the date of their most recent Schedule 13D or Schedule 13G filing, as applicable, with the SEC. Percentage of beneficial ownership is based on 242,154,231 shares of common stock outstanding as of March 1, 2022. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares set forth in the following table. Principal Stockholder Common Stock Percent of Class (%) 31,499,629 13.01(1) 22,368,119 9.24(2) 17,224,488 7.11(3) (1) Based upon information set forth in the Schedule 13G filed on February 9, 2022 by The Vanguard Group, Inc. (Vanguard), Vanguard has sole dispositive power over 30,499,028 shares. Vanguard has shared voting power over 385,371 shares and shared dispositive power over 1,000,601 shares. (2) Based upon information set forth in the Schedule 13G filed on February 1, 2022 by Blackrock, Inc., Blackrock, Inc. has sole voting power over 20,380,411 shares and sole dispositive power over 22,368,119 shares. (3) Based upon information set forth in the Schedule 13G filed on January 20, 2022 by Pzena Investment Management, LLC (Pzena). Pzena has sole voting power over 16,031,977 shares and sole dispositive power over 17,224,488 shares. The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355 BlackRock, Inc. 55 East 52nd Street New York, New York 10022 Pzena Investment Management, LLC 320 Park Avenue, 8th Floor New York, New York 10022 Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 15 CHKSUM Content: 22276 Layout: 39337 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

46 REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS The Board has adopted written policies and procedures to address potential or actual conflicts of interest and the appearance that decisions are based on considerations other than the best interests of NRG that may arise in connection with transactions with certain persons or entities (Related Person Policy). The Related Person Policy operates in conjunction with our Code of Conduct and is applicable to all “Related Person Transactions,” which are all transactions, arrangements or relationships in which: • the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year; • the Company is a participant; and • any Related Person (as that term is defined below) has or will have a direct or indirect interest. A “Related Person” is: • any person who is, or at any time during the applicable period was, a director of the Company or a nominee for director or an executive officer; • any person who is known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; • any immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, nominee for director, executive officer or more than 5% beneficial owner of common stock, and any person (other than a tenant or employee) sharing the household of such director, nominee for director, executive officer or more than 5% beneficial owner of common stock; and • any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest. A Related Person Transaction is subject to review and approval or ratification by the Governance and Nominating Committee. If the aggregate amount involved is expected to be less than $500,000, the transaction may be approved or ratified by the Chair of the Governance and Nominating Committee. As part of its review of each Related Person Transaction, the Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than the terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction. This Related Person Policy also provides that certain transactions, based on their nature and/or monetary amount, are deemed to be pre-approved or ratified by the Governance and Nominating Committee and do not require separate approval or ratification. Transactions involving ongoing relationships with a Related Person will be reviewed and assessed at least annually by the Governance and Nominating Committee to ensure that such Related Person Transactions remain appropriate and in compliance with the Governance and Nominating Committee’s guidelines. The Governance and Nominating Committee’s activities with respect to the review and approval or ratification of all Related Person Transactions are reported periodically to the Board. Certain Relationships and Related Person Transactions Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 16 CHKSUM Content: 1952 Layout: 62520 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

Delinquent Section 16(a) Reports 47 Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock (Reporting Persons) to file with the SEC reports on Forms 3, 4, and 5 concerning their ownership of and transactions in our common stock and other equity securities, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executive officers by monitoring transactions and completing and filing reports on their behalf. Based solely upon a review of SEC filings, all Reporting Persons complied with these reporting requirements during 2021, except for the following late filings: Forms 4 of Messrs. Curci, Moser and Gaudette filed on January 6, 2021 reporting certain transactions dated January 2, 2021, which reports were due January 5, 2021; and a Form 4 for David Callen filed on January 11, 2021 reporting certain transactions dated January 2, 2021, which report was due January 5, 2021. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 17 CHKSUM Content: 3419 Layout: 65024 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

COMPENSATION DISCUSSION AND ANALYSIS

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49 EXECUTIVE SUMMARY The objectives of our executive compensation program are to align executive pay with stockholder value and to motivate executives to achieve our corporate goals. This CD&A describes the elements, implementation, and 2021 results of our executive compensation program. At our 2021 Annual Meeting of Stockholders, we received nearly 97% support for our say on pay proposal. As a result, we believe that our stockholders understand that our pay practices demonstrate our commitment to pay for performance and that our compensation program, policies, and practices are aligned with our performance. 2021 was a pivotal year for us. We completed the acquisition of Direct Energy, doubling the size of our retail portfolio, while further decreasing our physical generation through the sale and planned retirement of over 6 GWs of fossil assets. Between December 31, 2020 and 2021 and primarily as a result of the Direct Energy acquisition, the number of customers we serve increased by 3 million to approximately 6 million customers, operating revenue more than doubled from $9,093 million as of December 31, 2020 to $26,989 million as of December 31, 2021, and our number of employees during the same period increased from 4,104 to 6,635. In addition, we along with all other Texas market participants were impacted by Winter Storm Uri, a historic weather event, ultimately resulting in adverse financial impacts, but with positive changes in market design, structure and engagement by market participants. While continuing to execute on our disciplined capital allocation plan, we produced the following results in line with our business strategy in 2021: • Delivered on our financial and operational objectives, including the achievement of our 2021 synergy target from the Direct Energy acquisition. • Enhanced our consumer services strategy through the integration of Direct Energy and portfolio optimization. • Advanced ERCOT system-wide reliability, customer protection planning and power plant winterization efforts through active engagement with legislators, regulators and other market participants following Winter Storm Uri in Texas. • Actively mitigated our financial losses from Winter Storm Uri from over $1 billion to $380 million through bad debt recovery, default and Uplift Securitization and one-time cost savings. In addition, we continued to foster a company culture that promotes and fulfills our Power Values, which include (among others): • Safety and Well-Being. Achieving top decile safety performance, while also expanding our sustainable workplace initiatives. • Diversity, Equity and Inclusion. Promoting and advancing our diversity, equity and inclusion initiatives to facilitate a range of perspectives and a culture of understanding, belonging and opportunity. • Customer Focus. Aligning our compensation framework with our values of customer service with the implementation of a customer focus index, which coordinates the success of our employees with our mission to support customers, as a performance metric. Consistent with the objectives of our compensation program, the accomplishment of our corporate goals, the promotion and fulfillment of our Power Values, and the relative market performance of our common stock over a three-year performance period, directly impacted our compensation decisions and pay outcomes for 2021 under our annual incentive plan (AIP) and our long-term incentive plan (LTIP). This is described in more detail in the section of this CD&A entitled “Annual Incentive Compensation” and “Long-Term Incentive Compensation,” respectively. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 19 CHKSUM Content: 45358 Layout: 1678 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

50 Due to the increase in Total Stockholder Return (TSR) of approximately 9%, which resulted in a relative performance at the 47th percentile among our Performance Peer Group, our NEOs received payouts at 80% of target upon the vesting of their 2019 RPSU awards Our compensation program ties a significant portion of our NEOs’ overall compensation to the achievement of increases in TSR through our long-term compensation program. NEOs receive two-thirds of their equity awards in relative performance stock units (RPSUs). The quantity of shares received by NEOs upon the vesting of an RPSU award is a function of the Company’s TSR performance. Over the three-year performance period ended January 2, 2022 (based on a common stock price as of December 31, 2021), the Company’s TSR (as calculated in accordance with the terms of the outstanding RPSUs) increased by 9%, which was at the 47th percentile among our Performance Peer Group. As a result, RPSU awards vesting as of January 2, 2022 vested at 80% of target. The combination of company performance and individual performance for each NEO, in line with our AIP, resulted in total annual incentive payments at target Our Adjusted EBITDA and Adjusted Free Cash Flow achievements were below target at 83% and 86%, respectively; our Corporate Debt to Corporate EBITDA Ratio was also below target at 80% while the Company’s performance under the Customer Focus Index was above target at 139%. Based on these achievements and the weighting approved by our Compensation Committee, the Company achieved performance of 89% of target. As a result of the exceptional leadership demonstrated by each of our NEOs during 2021 discussed further in “2021 AIP Payments”, our NEOs received a modifier of 112%. Accordingly, our NEOs received AIP awards at target, which is commensurate with performance for 2021. Starting in 2022, our compensation program will tie a portion of our NEOs’ overall compensation to a new ESG metric We believe that ESG practices are integral to our success now and in the future. Starting in 2022, our compensation program will tie a portion of our NEOs’ overall compensation to the achievement of targets in these areas. The objectives, which will be categorized by Customers, Environment and People, can positively or negatively impact our NEO’s 2022 annual incentive bonus by up to 15% based on the company’s achievement of these goals. Customers will be represented by achievement on our Customer Focus Index; Environment will be based on certain key performance indicators and a new objective related to carbon reduction goals; and People will be a combination of talent development, diversity, equity and inclusion, and well-being. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 20 CHKSUM Content: 34187 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

51 KEY GOVERNANCE FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM Our compensation program, policies and practices incorporate several key governance features, adhering to the compensation best practices described in the table below. P What We Do: P Pay for performance, including: o large portion of NEO compensation is variable and at risk o deliver a majority of long-term incentive compensation using performance-based equity and o require above-median performance for vesting of long-term incentive compensation awards at target P Target market median for total direct compensation P Require a double trigger for the payment of cash severance and the vesting of equity upon a change-in-control P Include clawback policies in our compensation plans P Maintain robust stock ownership guidelines for our NEOs P Provide market-level retirement benefits P Denominate and settle all long-term incentive awards in equity P Engage an independent compensation consultant to advise us on matters surrounding our compensation plans P Prevent undue risk taking in our compensation practices (e.g., engage in robust risk monitoring, cap payments made under our annual incentive plan and performance equity program) P Engage in a comprehensive performance evaluation process for all NEOs and annual management succession and leadership development efforts P Hold an annual say on pay vote P Conduct a gender and race pay equity survey every three years O What We Don’t Do: O No excise tax gross-ups upon a change-in-control and no tax gross-ups on perquisites or benefits O No pledging or hedging of the Company’s stock by NEOs or directors O No employment agreements for executive officers with the exception of our CEO O No guaranteed bonus payments for our NEOs O No guaranteed salary increases for NEOs O No supplemental executive retirement plans O No grants below 100% of fair market value O No loans to executives for purchases of Company securities on margin O No backdating or repricing of stock options O No dividend equivalent rights on unearned equity awards O No trades of our stock by our officers and directors without preclearance O No excessive perquisites Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 21 CHKSUM Content: 15598 Layout: 50565 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

52 EXECUTIVE COMPENSATION PROGRAM 2021 NAMED EXECUTIVE OFFICERS This CD&A describes our executive compensation program for our NEOs in 2021. For 2021, the NEOs were: NEO 2021 Title Current Executives Mauricio Gutierrez President and Chief Executive Officer Alberto Fornaro(1) Executive Vice President and Chief Financial Officer Elizabeth Killinger Executive Vice President, NRG Home Christopher Moser Executive Vice President, Operations Robert Gaudette Senior Vice President, NRG Business Former Executives Gaetan Frotte(2) Former Interim Chief Financial Officer Kirkland Andrews(3) Former Executive Vice President and Chief Financial Officer (1) Mr. Fornaro was appointed to serve as Executive Vice President and Chief Financial Officer effective June 1, 2021. (2) While serving as our Senior Vice President and Treasurer, Mr. Frotte was appointed Interim Chief Financial Officer effective February 4, 2021. He served in such capacity until May 31, 2021 and continued his Senior Vice President and Treasurer role thereafter. (3) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. GOALS AND OBJECTIVES OF THE PROGRAM Our Compensation Committee designs and implements an executive compensation program that: • closely aligns our executive compensation with stockholder value creation, avoiding plans that encourage executives to take excessive risk, while driving long-term value to stockholders; • supports our long-term business strategy, while rewarding our executive team for their individual accomplishments; • allows us to recruit and retain a top-tier executive team in a competitive industry and to motivate our executive team to achieve superior performance over sustained periods; • provides a competitive compensation opportunity while adhering to market standards for compensation; and • complements and advances NRG’s power values, which are an integral part of our company culture and include safety and well-being, customer-focus, collaboration, accountability and diversity, equity and inclusion (Power Values). The Compensation Committee is responsible for the development and implementation of NRG’s executive compensation program. The intent of our executive compensation program is to reward the achievement of our annual goals and objectives and the creation of long-term value. The Compensation Committee is committed to aligning executives’ compensation with performance. The Compensation Committee’s objectives are achieved through the use of both short-term and long-term incentives. The Company currently targets pay at the median of the market, as described below. In addition, through the AIP, our NEOs are rewarded for achieving annual corporate and individual goals. Our long-term incentive compensation program is designed to reward our NEOs for long-term TSR outperformance. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 22 CHKSUM Content: 46626 Layout: 37658 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

53 THE COMPENSATION PROCESS COMPENSATION CONSULTANT Pursuant to its charter, the Compensation Committee is authorized to engage, at the expense of the Company, a compensation consultant to provide independent advice, support, and expertise to assist the Compensation Committee in overseeing and reviewing our overall executive compensation strategy, structure, policies and programs, and to assess whether our compensation structure establishes appropriate incentives for management and other key employees. Pay Governance, the Compensation Committee’s independent compensation consultant since 2015, assisted with executive and director pay assessments and worked with the Compensation Committee to review the design of the executive compensation program for 2021. Pay Governance reported directly to the Compensation Committee and provided no other remunerated services to the Company. Pay Governance does not provide services for any of our affiliates. In accordance with SEC rules and requirements, the Company has affirmatively determined that no conflicts of interest exist between the Company and Pay Governance (or any individuals working on the Company’s account on behalf of Pay Governance). SURVEY ANALYSIS FOR EXECUTIVE COMPENSATION Our executive compensation philosophy emphasizes pay for performance. Our philosophy is to provide executive compensation opportunities that approximate the 50th percentile of market data. In the past, our Compensation Committee, with the guidance of its compensation consultant, identified the best possible comparator group within relevant industries for purposes of a peer group. Given the consolidation within the deregulated power industry, as well as NRG’s asset-light, consumer-driven business strategy, the Compensation Committee determined that a narrow, not necessarily comparable, peer group no longer reflects an appropriate compensation benchmark. Thus, in benchmarking NEO compensation, the Compensation Committee, with guidance from Pay Governance, elected to review 50th percentile size-adjusted compensation survey data for the three major sectors in which the Company competes for talent: the energy industry, consumer products industry, and the general industry. In addition, following the Direct Energy acquisition that doubled the Company’s revenue, the Compensation Committee re-benchmarked each NEO’s role to reflect the Company’s larger scale and scope of operations. Following this review, in September 2021, the Compensation Committee adjusted the incentive components of NEO compensation to reflect the 50th percentile of market data. As a result, supplemental long- term incentive grants were issued in September 2021 to bring total compensation for each NEO in line with the re-benchmarking data. No adjustments were made to NEO base salaries. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 23 CHKSUM Content: 1026 Layout: 50017 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

54 ELEMENTS OF COMPENSATION Our Compensation Committee considers a variety of components in its evaluation of compensation packages. While a portion of our compensation is fixed, a significant percentage is risk-based and payable and/or realizable only if certain milestones or objectives are met. The following charts illustrate the target percentage of annual fixed compensation, time-based compensation, and performance-based compensation payable to our NEOs who currently hold their executive officer positions, namely Mr. Gutierrez (our CEO), Mr. Fornaro (our CFO) and Ms. Killinger and Messrs. Moser and Gaudette. The compensation for our CEO and NEOs presented below reflects their target percentages for 2021. The compensation for our CFO presented below does not take into account Mr. Fornaro’s initial grant in connection with his appointment or his pro-rated compensation for 2021, but instead reflects his target percentages beginning in 2022, his first full year with us. The compensation for Ms. Killinger and Messrs. Moser and Gaudette presented below is provided on an average basis. BASE SALARY Base salary compensates NEOs for their level of experience, the responsibilities of their individual position and for the continued expectation of superior performance. Recommendations on increases to base salary take into account, among other factors, prevailing market data for the position as provided by Pay Governance, the NEO’s individual performance, the general contributions of the NEO to overall corporate performance, and the level of responsibility of the NEO with respect to his or her specific position. In 2021, consistent with the industry trend and in order to maintain market competitiveness, as well as based on a recommendation of the CEO for all NEOs except for himself, the Compensation Committee approved modest increases to base salaries of 2%. The increase of 2% to the base salary of the CEO was approved by the Board based on the recommendation of the Compensation Committee. 64% 12% 24% 58% 18% 24% 60% 18% 22% CEO CFO NEOs Performance-Based (AIP Awards & RPSUs) Fixed (Base Salary) Time-Based (RSUs) Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 24 CHKSUM Content: 53371 Layout: 53519 Graphics: 57294 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_3P-3_Enviro.eps V1.5

55 For 2021, the base salary for each NEO was as follows: 2021 Annualized Percentage increase Named Executive Officer Base Salary ($)(1) over 2020 (%)(2) Current Executives Mauricio Gutierrez 1,365,780 2.00 Alberto Fornaro(3) 725,000 N/A Elizabeth Killinger 575,255 2.00 Christopher Moser 575,255 2.00 Robert Gaudette 536,083 2.00 Former Executives Gaetan Frotte(4) 391,173 2.00 Kirkland Andrews(5) N/A N/A (1) Actual salary earned in 2021 is set forth in the Summary Compensation Table below. (2) As compared to the December 31, 2020 annualized base salary. (3) Mr. Fornaro was appointed to serve as Executive Vice President and Chief Financial Officer effective June 1, 2021. (4) While serving as our Senior Vice President and Treasurer, Mr. Frotte was appointed Interim Chief Financial Officer effective February 4, 2021. He served in such capacity until May 31, 2021 and continued his Senior Vice President and Treasurer role thereafter. (5) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. Mr. Andrews’ annualized base salary of $711,403 for 2020 had not been adjusted by the Compensation Committee prior to his resignation. ANNUAL INCENTIVE COMPENSATION OVERVIEW Annual incentive compensation awards (AIP awards) are made under our AIP. AIP awards are short-term compensation designed to compensate NEOs for meeting annual individual and Company financial, customer, and non-financial goals. The annual incentive compensation opportunity is defined as a percentage of each NEO’s annual base salary. AIP awards are subject to certain requirements, including a threshold Adjusted Free Cash Flow performance metric (AIP Gate). For 2021, the AIP Gate was $1,076 million, a level the Compensation Committee believes was appropriate for a minimally acceptable level of financial performance. If the AIP Gate is not achieved, no AIP awards are paid, regardless of performance in any other metrics. The Compensation Committee set the following quantitative financial and customer performance metric levels for 2021 ($ in millions): Performance Metric Threshold Target Maximum Adjusted Free Cash Flow $1,076 $1,468 $1,834 Adjusted EBITDA $1,684 $2,408 $2,650 Corporate Net Debt to Corporate EBITDA Ratio 3.13x 3.0x 2.88x Customer Focus Index 50% 100% 150% Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 25 CHKSUM Content: 37210 Layout: 44839 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

56 In addition, each NEO is evaluated on his or her achievement of individual performance criteria that align with Company goals. These criteria are established at the beginning of each fiscal year and include measures that NRG values in the leadership of the business. During 2021, such measures included delivering on our financial and operational commitments, including executing on our disciplined capital allocation program, growing our integrated platform, and creating a company culture that promotes and fulfills our Power Values. We believe that our Power Values are the pillars that guide our Company and fuel our growth. The dedication of our NEOs to these Power Values, in combination with their focus on the Company goals, is integral to our success. As a result, our Power Values are a key component in assessing NEO individual performance. Additional criteria may be chosen, as appropriate, and may change from time to time. The Compensation Committee assesses performance of each NEO relative to the performance criteria applicable to each NEO and multiplies the total formulaic AIP award for each NEO by an individual performance factor of plus or minus 20%, based on recommendations from the CEO for each NEO other than himself. The Compensation Committee adjusts the total AIP award for the CEO based on its own assessment of the performance criteria applicable to the CEO and recommends such award to the Board for approval. With respect to all other NEOs, the Compensation Committee considers the CEO recommendations for NEOs and retains the ability to approve such AIP awards as noted above. The Compensation Committee retains sole discretion under the AIP to adjust the amount of, or eliminate any, awards that are otherwise payable under the AIP. 2021 AIP AWARD OPPORTUNITY The target AIP award opportunities for the NEOs for 2021, expressed as a percentage of base salary, are set forth in the table below. Actual AIP payouts can range from 50% of the target percentage to 200% of the target percentage, which reflect the threshold and maximum AIP award opportunities, respectively. No AIP award is provided if performance falls below the threshold levels established. 2021 Annualized Target Target AIP Named Executive Officer Base Salary ($) (% of Salary)(1) Award Amount ($) Current Executives Mauricio Gutierrez 1,365,780 125 1,707,225 Alberto Fornaro(2) 725,000 75 318,801(3) Elizabeth Killinger 575,255 100 575,255 Christopher Moser 575,255 100 575,255 Robert Gaudette 536,083 75 402,062 Former Executives Gaetan Frotte(4) 391,173 60 234,704 Kirkland Andrews(5) N/A N/A N/A (1) Percentages in this column assume that each of the financial performance metrics and all quantitative and qualitative goals are achieved at target levels. (2) Mr. Fornaro was appointed to serve as Executive Vice President and Chief Financial Officer effective June 1, 2021. Beginning in 2022, his target AIP opportunity is 100% of base salary. (3) The target AIP award amount for Mr. Fornaro was pro-rated from June 1, 2021. (4) While serving as our Senior Vice President and Treasurer, Mr. Frotte was appointed Interim Chief Financial Officer effective February 4, 2021. He served in such capacity until May 31, 2021 and continued his Senior Vice President and Treasurer role thereafter. (5) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. Mr. Andrews’ award for 2021 had not been determined by the Compensation Committee prior to his resignation. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 26 CHKSUM Content: 29262 Layout: 42466 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

57 2021 AIP AWARD PERFORMANCE CRITERIA The quantitative AIP award performance criteria applicable to all NEOs are based upon our 2021 corporate business strategy and individual contributions. The table below sets forth the 2021 AIP performance criteria and weightings applicable to all NEOs. Goal Weight Adjusted EBITDA(1)(2) 35% Adjusted Free Cash Flow (before growth)(1)(3) 35% Corporate Net Debt to Corporate EBITDA Ratio(4) 20% Customer Focus Index(5) 10% Overall Funding 100% Individual Performance Criteria Modifier Multiply by ±20% (1) Our Consolidated Statement of Operations and Consolidated Statement of Cash Flows are found in Item 15 — Exhibits, Financial Statement Schedules to our Annual Report on Form 10-K. (2) Adjusted EBITDA refers to EBITDA plus Adjustments. EBITDA consists of net income from continuing operations plus: income taxes, interest expense (net of interest income), loss on debt extinguishment, depreciation and amortization, asset retirement obligation expenses, amortization of power and fuel contracts, and amortization of emission allowances. Adjustments consist of mark-to-market gains or losses from forward position of economic hedges, plus adjustments to include the Adjusted EBITDA from unconsolidated investments, successful acquisition-related transaction costs, integration costs, defense and legal settlement costs, deactivation costs, gain/losses on sales, dispositions or retirement of assets, impairment losses, gains/losses associated with unbudgeted acquisitions, or other non-recurring items. Given the magnitude of the financial impact of Winter Storm Uri, the Compensation Committee determined and approved the inclusion of the net impact of the winter storm in the determination of Adjusted EBITDA. (3) Adjusted Free Cash Flow refers to Adjusted Cash Flow from Operations, less maintenance capex, environmental capex, preferred dividends, and distributions to non-controlling interests. Adjusted Cash Flow from Operations consists of cash flow from operations, excluding: changes in nuclear decommissioning trust liability, changes in collateral deposits supporting energy risk management activities, purchases and sales of emission allowances, plus net payments to settle acquired derivatives that include financing elements. This amount is further adjusted for the impact associated with unbudgeted acquisitions and/or dispositions, adjustments for major changes in timing of environmental capex projects and the impact of non-recurring unusual events. Given the magnitude of the financial impact of Winter Storm Uri, the Compensation Committee determined and approved the inclusion of the net impact of the winter storm in the determination of Adjusted Free Cash Flow. (4) Corporate Net Debt consists of all debt guaranteed by the assets of NRG’s guarantor companies and any incremental debt that would either be secured or guaranteed by NRGs guarantor companies, net of cash balances. Corporate EBITDA refers to previously defined Adjusted EBITDA less Adjusted EBITDA from non-guarantor companies and equity investments, plus cash distributions from non-guarantor companies and equity investments to any NRG guarantor company, plus non-cash amortization excluded from this ratio as defined by the Corporate Credit Agreement and Indentures, including equity compensation, nuclear fuel amortization, and bad debt expense. (5) Customer Focus Index measures the overall satisfaction of a customer with NRG’s products and services as well as a customer’s loyalty to NRG’s brand through the use of a net promoter score (NPS) that is determined through a customer survey. The NPS is an index ranging from -100 to 100. To calculate the NPS, detractors (those that score 6 or less out of 10) are subtracted from promoters (a score of 10 or 9). For example, if 50% or respondents to the survey are promotors and 10% are detractors, the NPS is 40%. In order to allow for the fact that NRG has multiple brands across multiple geographies and to account for NPS goals across those factors, goals are indexed into the single metric (the Customer Focus Index). The Company uses an external company to assess NPS scores, thereby ensuring objective, measurable results. 2021 AIP PAYMENTS As noted above, with respect to AIP awards for 2021, the AIP Gate was $1,076 million, the Adjusted Free Cash Flow target was $1,468 million, the Adjusted EBITDA target was $2,408 million, the Corporate Debt to Corporate EBITDA Ratio target was 3.0x, and the Customer Focus Index target was 100%. For 2021, the Adjusted Free Cash Flow achievement was approximately $1,359 million, surpassing the AIP Gate but below target, the Adjusted EBITDA achievement was below target at approximately $2,168 million, the Corporate Debt to Corporate EBITDA Ratio achievement was below target at 3.05x, and the Customer Focus Index was above target at 139%. The Board approved an individual adjustment for the CEO at the recommendation of the Compensation Committee, and the Compensation Committee approved individual adjustments for each of the NEOs. In each case, recommendations were based on the Company’s achievements in light of the challenges presented during the 2021 fiscal year, as well as measurable progress on our Power Values. Given the impacts of Winter Storm Uri Toppan Merrill - NRG Energy_ Inc. 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58 and resulting financial performance, the Board and Compensation Committee did not believe adjustments to the Individual Performance Modifier resulting in an AIP payout above target was warranted. However, the Board and Compensation Committee believed that the executives demonstrated exceptional leadership by: proactively protecting customers and addressing market reforms in Texas; mitigating our financial losses from Winter Storm Uri from over $1 billion to $300 million through bad debt recovery, default and Uplift Securitization and one-time cost savings; successfully integrating Direct Energy; continuing to advance the Company’s strategic initiatives; and maintaining safety of our employees and business continuity through the pandemic. The Board and Compensation Committee felt that the qualitative measures discussed above related to individual performance were met to the degree of providing an individual performance modifier of approximately 112%, resulting in an overall payout at target. The AIP awards paid to each of the NEOs for 2021 were: 2021 Percent of Individual Total AIP Annualized Target Performance Target Total AIP Named Executive Base Salary AIP Target Achieved Modifier Achieved Paid Officer ($) (%) (%) (~%) (%) ($) Current Executives Mauricio Gutierrez 1,365,780 125 89 112 100 1,707,225 Alberto Fornaro(1) 725,000 75 89 112 100 318,801 Elizabeth Killinger 575,255 100 89 112 100 575,255 Christopher Moser 575,255 100 89 112 100 575,255 Robert Gaudette 536,083 75 89 112 100 402,062 Former Executives Gaetan Frotte(2) 391,173 60 89 112 100 234,704 Kirkland Andrews(3) N/A N/A N/A N/A N/A N/A (1) Mr. Fornaro was appointed to serve as Executive Vice President and Chief Financial Officer effective June 1, 2021. The target AIP award amount for Mr. Fornaro was pro-rated from June 1, 2021. (2) While serving as our Senior Vice President and Treasurer, Mr. Frotte was appointed Interim Chief Financial Officer effective February 4, 2021. He served in such capacity until May 31, 2021 and continued his Senior Vice President and Treasurer role thereafter. (3) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. As a result, he did not receive any AIP awards. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 28 CHKSUM Content: 36946 Layout: 42315 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

59 LONG-TERM INCENTIVE COMPENSATION LTIP AWARD OPPORTUNITY The target LTIP award opportunities for the NEOs for 2021, expressed as a percentage of base salary, are set forth in the table below. 2021 Annualized LTIP Target as Percent of Target LTIP Named Executive Officer Base Salary ($) Base Salary (%) Award Value ($) Current Executives Mauricio Gutierrez 1,365,780 575 7,853,235 Alberto Fornaro(1) 725,000 N/A N/A Elizabeth Killinger 575,255 250 1,438,138 Christopher Moser 575,255 250 1,438,138 Robert Gaudette 536,083 175 938,145 Former Executives Gaetan Frotte(2) 391,173 150 586,760 Kirkland Andrews(3) N/A N/A N/A (1) Mr. Fornaro was appointed to serve as Executive Vice President and Chief Financial Officer effective June 1, 2021. In connection with his appointment, Mr. Fornaro received an equity grant of $1,000,000 of which (i) 33% was issued as RSUs that vest over three years in increments of one-third of the total grant on each anniversary of the grant date, and (ii) 67% was issued as RPSUs that vest on the third anniversary of the grant date. (2) While serving as our Senior Vice President and Treasurer, Mr. Frotte was appointed Interim Chief Financial Officer effective February 4, 2021. He served in such capacity until May 31, 2021 and continued his Senior Vice President and Treasurer role thereafter. (3) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. Mr. Andrews’ award for 2021 had not been determined by the Compensation Committee prior to his resignation. 33% Time-Based (RSUs) 67% Performance-Based (RPSUs) We believe that equity awards directly align our NEOs’ interests with those of our stockholders. For our 2021 grants, we awarded our NEOs a combination of RPSUs, which are based on the Company’s TSR performance relative to its peers, and time-based RSUs. The large majority of long-term incentive compensation (67%) was delivered using RPSUs, demonstrating the Compensation Committee’s focus on pay for performance. Due to its retention aspects, we continued to award RSUs, although they comprised only 33% of each NEO’s grant date award opportunity for the 2021 grant. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 29 CHKSUM Content: 52921 Layout: 46571 Graphics: 54231 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_2P.eps V1.5

60 LTIP AWARDS The aggregate value of equity awards granted to each NEO for fiscal year 2021 was reviewed relative to 50th percentile size-adjusted compensation survey data for NEO counterparts in similar positions in the energy, general, and consumer products industries. Pay Governance provided these compensation benchmark data to the Compensation Committee. Our practice is to issue annual equity awards on January 2 of each calendar year, using the closing price of the Company’s common stock on such date, unless the date falls on a non-trading date, in which case the closing price of the common stock on the most recent trading date is used. The closing price per share of the Company’s common stock on the grant date for grants issued in January 2021 was $37.55 per share. In addition, following the Direct Energy acquisition that doubled the Company’s revenue scope, the Company re- benchmarked each NEO’s role to reflect the Company’s larger scale and scope of operations. As a result, on September 3, 2021, the Company granted supplemental grants to the NEOs in the form of additional RPSU awards and RSU awards to address the gap between previously granted awards and the new market rates for each NEO based on the Company’s larger scale. The adjustments were made following a compensation benchmarking review by the Compensation Committee of the Company’s compensation structure as part of the integration of Direct Energy and the continued evaluation of the size and scope of the Company’s business and the increased responsibilities of the executives. The LTIP awards are set forth in the “Stock Awards” column of the Summary Compensation Table for Fiscal Year ended December 31, 2021, as well as the Grants of Plan-Based Awards for Fiscal Year ended December 31, 2021 table. RELATIVE PERFORMANCE STOCK UNITS Each RPSU represents the potential to receive one share of common stock after the completion of three years of service from the date of grant based on the Company’s TSR performance ranked against the TSR performance of a strongly correlated comparator group (the Performance Peer Group). Relative measures are designed to minimize the impact of externalities, ensuring the program appropriately reflects management’s impact on the Company’s TSR by including peer companies and indices that are similarly impacted by market conditions. The payout of shares of common stock at the end of the three-year performance period will be based on the Company’s TSR performance percentile rank relative to the Performance Peer Group, as calculated under the terms of the award agreements. The following table illustrates the design of our RPSUs in 2021. As the table shows, above-median TSR is required in order to earn target awards under the plan. In addition, if our absolute TSR is less than negative 15% over the performance period, the threshold for target payouts is increased from the 55th to the 65th percentile. Additional details regarding RPSU awards are set forth following the Grants of Plan-Based Awards for Fiscal Year ended December 31, 2021 table. Performance Targets Performance Requirement Payout Opportunity Maximum 75th percentile or above 200% Target Standard Target: 55th percentile Modifi ed Target: 65th percentile (less than -15% absolute TSR) 100% Threshold 25th percentile 25% Below Threshold Below 25th percentile 0% 200% 100% 25% Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 30 CHKSUM Content: 3846 Layout: 17888 Graphics: 62535 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3391-1_Target_flow chart.eps V1.5

61 RPSU awards granted since 2018 were updated to limit the maximum award value that an NEO may receive to six times (6x) the fair market value of the target award, determined as of the date of grant. RPSU awards vesting over the three-year performance period ended January 2, 2022 (based on a common stock price as of December 31, 2021) vested at 80% of target as a result of the 9% increase in TSR, as calculated in accordance with the terms of the outstanding RPSU. Such TSR measure was at the 47th percentile among our Performance Peer Group. RESTRICTED STOCK UNITS Each RSU represents the right to receive one share of common stock after the completion of the applicable vesting period. The RSU awards granted in 2021 vest ratably, meaning that one-third of the award vests each year on the anniversary of the grant date, over a three-year period. Occasionally, the Compensation Committee will use alternate RSU vesting periods, but only on an exception basis, such as for a new-hire with a specific skill set or to serve as an enhanced retention tool. DIVIDEND EQUIVALENT RIGHTS In connection with each equity award, each NEO also receives DERs, which accrue with respect to the award to which they relate. Accrued DERs are paid at the same time that the shares of common stock underlying each award are delivered to the NEO. No DERs are paid if the underlying shares fail to vest. CLAWBACKS The Company has a “clawback” policy with regard to awards made under the AIP and LTIP in the case of a material financial restatement, including a restatement that was the result of employee misconduct, or in the case of fraud, embezzlement or other serious misconduct that was materially detrimental to the Company. The Compensation Committee retains discretion regarding the application of the clawback policy. The policy is in addition to other remedies that are available to the Company. If the Company is required to restate its earnings as a result of noncompliance with a financial reporting requirement due to misconduct, under the Sarbanes-Oxley Act of 2002 (SOX), the CEO and the CFO would also be subject to a clawback, as required by SOX. BENEFITS NEOs participate in the same retirement, life insurance, health and welfare plans as other salaried employees of the Company. A financial planning reimbursement benefit for NEOs was eliminated for 2019, except for Mr. Gutierrez who retained the benefit as a result of his employment agreement entered into in December 2015. Additionally, pursuant to the terms of his employment agreement, described in more detail in the section entitled “Employment Agreements” below, Mr. Gutierrez received additional benefits in the form of term life insurance with a death benefit of $7.75 million, and up to $10,000 for reimbursement of disability insurance premiums. In 2021, the Company paid the expenses associated with Mr. Guttierez’s relocation to our headquarters in Houston, Texas. These expenses are considered imputed income and reflected in the All Other Compensation column of the Summary Compensation Table. We do not provide any gross-ups on perquisites for executive officers. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 31 CHKSUM Content: 62479 Layout: 2453 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

62 POTENTIAL SEVERANCE AND CHANGE-IN-CONTROL BENEFITS We choose to provide severance and change-in-control arrangements to assist with career transitions of our executives as well as to create an environment that provides for an adequate business transition and knowledge transfer during times of change. Change-in-control agreements are market practice among publicly held companies. Most often, these agreements are utilized to encourage executives to remain with the Company during periods of extreme job uncertainty and to evaluate a potential transaction in an impartial manner. In order to enable a smooth transition during an interim period, change-in-control agreements provide a defined level of security for the executive and the Company, enabling a more seamless implementation of a particular acquisition or an asset sale or purchase, and subsequent integration. Pursuant to his employment agreement, Mr. Gutierrez is entitled to severance payments and benefits in the event of termination of employment under certain circumstances, including following a change-in-control. Pursuant to the Company’s Amended and Restated Executive Change-in-Control and General Severance Plan for Tier IA and Tier IIA Executives (CIC Plan), NEOs other than Mr. Gutierrez are entitled to a change-in-control benefit. For a more detailed discussion, including the quantification of potential payments, please see the section entitled “Severance and Change-in-Control” following the executive compensation tables below. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 32 CHKSUM Content: 40439 Layout: 14234 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

63 OVERSIGHT OF RISKS RELATED TO COMPENSATION POLICIES The Compensation Committee oversees risks related to our compensation policies and practices. The Company’s Enterprise Risk Management team assists the Compensation Committee with its oversight and analysis of these risks. To assist the Compensation Committee with determining whether the Company’s compensation policies and practices subject the Company to unnecessary risk or could potentially motivate employees to take excessive risk, the Company’s Enterprise Risk Management team conducts reviews of these policies and practices and reports to the Compensation Committee its findings as follows: • base salaries are a sufficient component of total compensation to discourage excessive risk taking; • earnings goals under the Company’s AIP are based upon its audited financial statements and the Company believes that the goals are attainable without the need to take inappropriate risks or make material changes to the Company’s business or strategy; • NEOs who receive payment under the AIP and the LTIP may be required to reimburse the Company for all or a portion of the payment (commonly referred to as a clawback) if the Company has to prepare an accounting restatement because it is in material noncompliance with any financial reporting requirements or in the case of fraud, embezzlement or other serious misconduct, which discourages risk taking; • the Company uses RPSU awards under the LTIP that are based upon TSR over three-year periods, which mitigates short-term risk taking; • because incentive compensation has a large equity component, value is best realized through long-term appreciation of stockholder value, especially when coupled with the stock ownership guidelines, which expose the Company’s NEOs to loss of the value of the retained equity if stock appreciation is jeopardized; and • the use of incentive compensation components that are paid or vest over an extended period mitigates against unnecessary or excessive risk taking. Furthermore, the Enterprise Risk Management team continues to evaluate and review new or amended compensation policies or practices and reports its findings to the Compensation Committee, which are consistent with the principles identified above. As a result of the review, management and the Compensation Committee have concluded that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. ANTI-HEDGING AND ANTI-PLEDGING POLICIES The Company prohibits executive officers, directors and employees from directly or indirectly engaging in any kind of hedging transaction that could reduce or limit their economic risk with respect to their holdings, ownership or interest in the Company’s securities, including prepaid variable forward contracts, equity swaps, collars, puts, calls and options. The Company also prohibits executive officers, directors and employees from directly or indirectly engaging in any transaction in which the Company’s securities are being pledged. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 33 CHKSUM Content: 34991 Layout: 48257 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

64 OTHER MATTERS STOCK OWNERSHIP GUIDELINES The Compensation Committee and the Board require each NEO to hold NRG stock with a value equal to a multiple of his or her base salary until his or her termination, as set forth in the table below. Personal holdings, vested awards and unvested, time-based RSUs count towards the ownership multiple. Unvested RPSUs and non-qualified stock options do not count towards the ownership multiple. Although the NEOs are not required to make purchases of our common stock to meet their target ownership multiple, NEOs are restricted from divesting any securities until such ownership multiples are attained, except in the event of a hardship or to make a required tax payment, and must maintain their ownership multiple after any such transactions. The current stock ownership for NEOs who currently serve as executive officers is shown below, based on the closing share price of $36.54 on March 1, 2022: Named Executive Officer Target Ownership Multiple Actual Ownership Multiple Mauricio Gutierrez 6.0x 28.4x Alberto Fornaro(1) 2.5x 1.3x Elizabeth Killinger 2.5x 10.0x Christopher Moser 2.5x 7.0x Robert Gaudette 2.0x 3.8x (1) Mr. Fornaro was appointed to serve as Executive Vice President and Chief Financial Officer effective June 1, 2021. TAX AND ACCOUNTING CONSIDERATIONS The Compensation Committee takes into account tax consequences to NEOs in designing the various elements of our compensation program, such as designing the terms of awards to defer immediate income recognition in accordance with Section 409A of the Code. The Compensation Committee remains informed of and takes into account the accounting implications of its compensation programs. However, the Compensation Committee approves programs based on their total alignment with our strategy and long-term goals. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 34 CHKSUM Content: 1692 Layout: 53895 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

65 COMPENSATION TABLES SUMMARY COMPENSATION TABLE FOR FISCAL YEAR ENDED DECEMBER 31, 2021 Change in Pension Value and Non-Equity Non-qualified Stock Option Incentive Plan Deferred All Other Name and Principal Base Salary Awards Awards Compensation Compensation Compensation Position Year ($)(1) Bonus ($) ($)(2) ($)(2) ($)(3) Earnings ($) ($) Total ($) Current Executives 2021 1,369,385 — 7,694,426 — 1,707,225 — 83,188 10,854,224 2020 1,388,700 — 5,660,310 — 2,791,815 — 38,451 9,879,276 2019 1,297,038 — 5,483,422 — 2,326,594 — 38,999 9,146,053 2021 415,481 500,000 999,980 — 318,801 — 9,927 2,244,188 2021 573,520 — 1,406,711 — 575,255 — 11,600 2,567,086 2020 584,909 — 1,121,932 — 705,534 — 11,400 2,423,775 2019 546,832 — 1,086,886 — 562,401 — 11,200 2,207,319 2021 573,520 — 1,406,711 — 575,255 — 11,600 2,567,086 2020 584,909 — 1,121,932 — 705,534 — 11,400 2,423,775 2019 547,039 — 1,086,886 — 587,965 — 11,200 2,233,090 2021 534,466 — 919,874 — 402,062 — 11,600 1,868,002 2020 542,842 — 634,435 — 438,327 — 11,400 1,627,004 2019 508,104 — 619,142 — 301,757 — 11,200 1,440,203 Former Executives 2021 389,994 — 573,346 — 234,704 — 199,781(5) 1,397,825 2021 109,447 — 1,411,634 — — — 90,151 1,611,231 2020 737,808 — 1,415,247 — — — 11,347 2,164,402 2019 690,040 — 1,371,026 — 945,890 — 11,112 3,018,068 (1) Reflects actual base salary earnings. (2) Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Comparison — Stock Compensation. The assumptions made in these valuations are discussed in our Annual Report on Form 10-K in Item 15 — Consolidated Financial Statements. For performance-based RPSUs granted in 2021, if the maximum level of performance is achieved, the fair value will be approximately $10,370,885 for Mr. Gutierrez, $1,339,973 for Mr. Fornaro, $1,896,993 for Ms. Killinger, $1,896,993 for Mr. Moser, $1,239,610 for Mr. Gaudette, $773,368 for Mr. Frotte, and $1,906,652 for Mr. Andrews. (3) The amounts shown in this column represent the AIP bonuses paid to the NEOs. Further information regarding the AIP bonuses is included in the “2021 AIP Payments” section of the CD&A. (4) Mr. Fornaro was appointed to serve as Executive Vice President and Chief Financial Officer effective June 1, 2021. (5) While serving as our Senior Vice President and Treasurer, Mr. Frotte was additionally appointed Interim Chief Financial Officer effective February 4, 2021. He served in such capacity until May 31, 2021 and continued his Senior Vice President and Treasurer role thereafter. In connection with his service as Interim Chief Financial Officer, Mr. Frotte received a stipend of $192,857, which is included in the “All Other Compensation” column. (6) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. All outstanding equity awards vesting after February 19, 2021 were forfeited in connection with his resignation. Mauricio Gutierrez President and Chief Executive Officer Alberto Fornaro(4) Executive Vice President and Chief Financial Officer Elizabeth Killinger Executive Vice President, NRG Home Christopher Moser Executive Vice President, Operations Robert Gaudette Senior Vice President, NRG Business Gaetan Frotte(5) Former Interim Chief Financial Officer Kirkland Andrews(6) Former Executive Vice President and Chief Financial Officer Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 35 CHKSUM Content: 8409 Layout: 16883 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

66 The amounts provided in the All Other Compensation column represent the additional benefits payable by NRG and include insurance benefits and the employer match under the Company’s 401(k) plan. The amounts provided in the All Other Compensation column for Mr. Gutierrez include term life insurance reimbursement of disability insurance premiums, a financial planning reimbursement benefit, and relocation expenses each as previously described in the CD&A. The following table identifies the additional compensation for each NEO. 401(k) Employer Life Insurance Financial Matching Reimbursement Disability Advisor Contribution Interim Role Relocation PTO Name Year ($) Insurance ($) Services ($) ($) Stipend ($) Expenses ($) Payout ($) Total ($) Current Executives 2021 4,952 10,000 12,000 11,600 — 44,637 — 83,188 2020 4,952 10,000 12,099 11,400 — — — 38,451 2019 4,952 10,765 12,083 11,200 — — — 38,999 2021 — — — 9,927 — — — 9,927 2021 — — — 11,600 — — — 11,600 2020 — — — 11,400 — — — 11,400 2019 — — — 11,200 — — — 11,200 2021 — — — 11,600 — — — 11,600 2020 — — — 11,400 — — — 11,400 2019 — — — 11,200 — — — 11,200 2021 — — — 11,600 — — — 11,600 2020 — — — 11,400 — — — 11,400 2019 — — — 11,200 — — — 11,200 Former Executives 2021 — — — 6,924 192,857 — — 199,781 2021 — — — 10,344 — — 79,807 90,151 2020 — — — 11,347 — — — 11,347 2019 — — — 11,112 — — — 11,112 Mauricio Gutierrez Alberto Fornaro Elizabeth Killinger Christopher Moser Robert Gaudette Gaetan Frotte Kirkland Andrews Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 36 CHKSUM Content: 52690 Layout: 30510 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

67 GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR ENDED DECEMBER 31, 2021 All Other Stock Awards: Grant Date Number Fair Value of Shares of Stock Estimated Possible Payouts Under Estimated Future Payouts Under of Stock and Option Non-Equity Incentive Plan Awards Equity Incentive Plan Awards or Units Awards Award Grant Approval Threshold Target Maximum Threshold Target Maximum Name Type Date Date ($)(1) ($)(2) ($)(3) (#) (#) (#) (#) ($)(4) Current Executives AIP — — 853,613 1,707,225 3,414,450 — — — — — RPSU 1/2/2021 12/2/2020 — — — 19,261 77,042 154,084 — 3,812,809 RPSU 9/3/2021 7/29/2021 — — — 6,136 24,542 49,084 — 1,372,634 RSU 1/2/2021 4/22/2021 — — — — — — 50,012 1,832,940 RSU 9/3/2021 7/29/2021 — — — — — — 14,881 676,044 AIP(5) — — 159,400 318,801 637,601 — — — — — RPSU 6/1/2021 4/22/2021 — — — 4,662 18,647 37,294 — 669,987 RSU 6/1/2021 4/22/2021 — — — — — — 10,226 329,993 AIP — — 287,628 575,255 1,150,511 — — — — — RPSU 1/2/2021 11/19/2020 — — — 3,818 15,271 30,542 — 755,762 RPSU 9/3/2021 8/25/2021 — — — 862 3,446 6,892 — 192,735 RSU 1/2/2021 11/19/2020 — — — — — — 9,913 363,311 RSU 9/3/2021 8/25/2021 — — — — — — 2,089 94,903 AIP — — 287,628 575,255 1,150,511 — — — — — RPSU 1/2/2021 11/19/2020 — — — 3,818 15,271 30,542 — 755,762 RPSU 9/3/2021 8/25/2021 — — — 862 3,446 6,892 — 192,735 RSU 1/2/2021 11/19/2020 — — — — — — 9,913 363,311 RSU 9/3/2021 8/25/2021 — — — — — — 2,089 94,903 AIP — — 201,031 402,062 804,125 — — — — — RPSU 1/2/2021 11/19/2020 — — — 2,224 8,895 17,790 — 440,214 RPSU 9/3/2021 8/25/2021 — — — 803 3,211 6,422 — 179,591 RSU 1/2/2021 11/19/2020 — — — — — — 5,774 211,617 RSU 9/3/2021 8/25/2021 — — — — — — 1,947 88,452 Former Executives AIP — — 117,352 234,704 469,408 — — — — — RPSU 1/2/2021 11/19/2020 — — — 1,623 6,490 12,980 — 321,190 RPSU 9/3/2021 8/25/2020 — — — 293 1,171 2,342 — 65,494 RSU 1/2/2021 11/19/2020 — — — — — — 4,213 154,406 RSU 9/3/2021 8/25/2021 — — — — — — 710 32,255 AIP — — — — — — — — — — RPSU 1/2/2021 11/19/2020 — — — 4,816 19,263 38,526 — 953,326 RSU 1/2/2021 11/19/2020 — — — — — — 12,505 458,308 (1) Threshold non-equity incentive plan awards include AIP threshold payments, as presented in the CD&A. (2) Target non-equity incentive plan awards include AIP target payments, as presented in the CD&A. (3) Maximum non-equity incentive plan awards include AIP maximum payments, as presented in the CD&A. (4) Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Comparison. The assumptions made in these valuations are discussed in our Annual Report on Form 10-K in Item 15 — Consolidated Financial Statements. (5) The target AIP award amount for Mr. Fornaro was pro-rated from June 1, 2021. (6) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. All outstanding equity awards vesting after February 19, 2021 were forfeited in connection with his resignation. Mauricio Gutierrez Alberto Fornaro Elizabeth Killinger Christopher Moser Robert Gaudette Gaetan Frotte Kirkland Andrews(6) Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 37 CHKSUM Content: 68 Layout: 18321 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

68 2021 ANNUAL INCENTIVE PLAN NEOs were provided the opportunity to earn an AIP award based on the attainment of certain pre-established Company and individual goals for fiscal year 2021. The performance criteria and weight given to each are described in detail in the CD&A. The dollar amount of the possible AIP award payments for achieving the threshold, target or maximum levels of performance during the fiscal year 2021 are shown in the above table. If the Company is required to prepare an accounting restatement because it is in material noncompliance with any financial reporting requirements, then any NEO who has received a payment under the AIP may be required to reimburse the Company for all or a portion of the payment (commonly referred to as a clawback). 2021 LONG-TERM EQUITY INCENTIVES Long-term equity incentive grants to NEOs in 2021 consisted of RPSU awards and RSU awards. Consistent with our policy, these awards were granted to NEOs on January 2, 2021. In addition, on September 3, 2021, the Company granted supplemental grants to the NEOs in the form of additional RPSU awards and RSU awards intended to close the gap with new 50th percentile competitive compensation rates resulting from the doubling of the Company’s size as a result of the Direct Energy acquisition. The adjustments were made following a compensation benchmarking review by the Compensation Committee of the Company’s compensation structure as part of the integration of Direct Energy and the continued evaluation of the size and scope of the Company’s business and the increased responsibilities of the executives. Awards under the Company’s LTIP contain a “double trigger” provision, meaning the vesting of the awards will not accelerate unless there is a termination of employment in connection with a change-in-control. RELATIVE PERFORMANCE STOCK UNITS Each RPSU represents the potential to receive common stock after the completion of three years of service from the date of grant based on the Company’s TSR performance ranked against the TSR performance of the Performance Peer Group. The payout of shares of common stock at the end of the three-year performance period will be based on the Company’s TSR performance percentile rank, compared with the TSR performance of the Performance Peer Group. To ensure a rigorous program design, the target-level payout (100% of shares granted) requires the Company to perform above median, at the 55th percentile. To induce management to achieve greater than target-level performance in a down market, in the event that NRG’s TSR performance declines by more than 15% over the performance period, target-level payout (100% of shares granted) will require an even greater achievement at the 65th percentile performance. The Compensation Committee believes that this increased performance requirement addresses the concern that a disproportionate award may be paid in the event that our relative performance is high, but absolute performance is low. In the event that relative performance is below the 25th percentile, the award is forfeited. In the event that relative performance is at the 25th percentile, the quantity of shares paid out is equal to 25% of target. In the event that relative performance is between the 25th percentile and the 55th percentile (or the 65th percentile if our TSR performance declines by more than 15% over the performance period), payout will be based on an interpolated calculation. In the event that relative performance reaches the 55th percentile (or the 65th percentile if our TSR performance declines by more than 15% over the performance period), 100% of the target award will be paid. In the event that relative performance is between the 55th percentile (or the 65th percentile if our TSR performance declines by more than 15% over the performance period) and the 75th percentile, payout will be based on an interpolated calculation. In the event that relative performance is at or above the 75th percentile, the quantity of shares paid out is equal to 200% of target. RPSU awards granted since 2018 were updated to limit the maximum award value that an NEO may receive to six times the fair market value of the target award, determined as of the date of grant. If the NEO’s employment is terminated as a result of a change-in-control, a final RPSU award, if any, will be determined by the Compensation Committee. If the NEO’s employment is terminated for any reason other than Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 38 CHKSUM Content: 63659 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

69 death, a qualifying disability, a qualifying retirement, or, with respect to any NEO who is a Senior Vice President (SVP) at the time of grant, an eligible termination (as described below), including, without limitation, termination of service as a result of voluntary resignation or termination for cause, the RPSU award will expire and be forfeited. In the event of a termination of service by reason of death or a qualifying disability, whereby the NEO’s employment is terminated due to a total and permanent disability, the RPSU award will vest in full at the target level and the common stock underlying the award will be issued to the NEO, or in the case of death, the NEO’s legal representatives, heirs, legatees, or distributees. A qualifying retirement occurs in the event that an NEO, who is at least 55 years of age at the time of retirement, retires with more than 10 years of service to the Company. In such event, if the retirement occurs at least 12 months after the grant date, the final RPSU award will continue to vest throughout the remainder of the performance period. In addition to these rights, SVPs who are such at the time of grant are also entitled to a pro-rata award in the event of an eligible termination, which means an involuntary termination of service in connection with the sale of a business segment, restructuring or reduction in workforce. RESTRICTED STOCK UNITS Each RSU represents the right to receive one share of common stock as of the vesting date for the award. RSU awards granted in 2021 vest ratably, meaning that one-third of the award vests each year on the anniversary of the grant date, over a three-year period. If the NEO’s employment is terminated as a result of a change-in-control, an RSU award vests in full upon the later of such change-in-control or termination of employment and the common stock underlying the RSU will be issued and delivered to the NEO. Any unvested portion of the RSU award is forfeited if the NEO’s employment is terminated for any reason other than death of the NEO, a qualifying disability, a qualifying retirement, or, with respect to an NEO who is a SVP at the time of grant, an eligible termination (as described below), including, without limitation, termination of service as a result of voluntary resignation or termination for cause. In the event of a termination of service by reason of death or a qualifying disability, whereby the NEO’s employment is terminated due to a total and permanent disability, the RSU award will vest in full and the common stock underlying the award will be issued to the NEO or in the case of death, the NEO’s legal representatives, heirs, legatees, or distributees. A qualifying retirement occurs in the event that an NEO, who is at least 55 years of age at the time of retirement, retires with more than 10 years of service to the Company. In such event, if the retirement occurs at least 12 months after the grant date, the unvested portion of an RSU award will continue to vest according to the vesting schedule. In addition to these rights, SVPs who are such at the time of the grant are also entitled to a pro-rata award in the event of an eligible termination, which means an involuntary termination of service in connection with the sale of a business segment, restructuring or reduction in workforce. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 39 CHKSUM Content: 57198 Layout: 1678 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

70 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR FISCAL YEAR ENDED DECEMBER 31, 2021 | Equity Incentive Plan Awards Number Market Number of Number of of Shares Value of Market Securities Securities or Units of shares or Number of Value of Underlying Underlying Stock that Units of Unearned Unearned Unexercised Unexercised Option Option Have Not Stock that Shares that Shares that Options (#) Options (#) Exercise Expiration Vested Have Not Have Not Have Not Name Exercisable Unexercisable Price ($) Date (#)(1) Vested ($) Vested (#)(2) Vested ($)(3) Current Executives Mauricio Gutierrez — — — — 118,989 5,126,035 282,425 12,166,885 Alberto Fornaro — — — — 10,483 451,629 19,117 823,541 Elizabeth Killinger — — — — 22,711 978,402 54,537 2,349,459 Christopher Moser — — — — 22,711 978,402 54,537 2,349,459 Robert Gaudette — — — — 13,811 594,984 32,466 1,398,646 Former Executives Gaetan Frotte — — — — 9,355 403,009 22,498 969,233 Kirkland Andrews(4) — — — — — — — — Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 40 CHKSUM Content: 32993 Layout: 49757 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

71 (1) These amounts represent RSUs vested/vesting as follows: Number Number Number Number Number Number Number Number Number of RSUs of RSUs of RSUs of RSUs of RSUs of RSUs of RSUs of RSUs of RSUs vested on vesting on vesting on vesting on vesting on vesting on vesting on vesting on vesting on Name 1/2/2022 6/1/2022 9/3/2022 1/2/2023 6/1/2023 9/3/2023 1/2/2024 6/1/2024 9/3/2024 Current Executives Mauricio Gutierrez 51,615 — 5,040 34,822 — 5,040 17,415 — 5,056 Alberto Fornaro — 3,491 — — 3,491 — — 3,502 — Elizabeth Killinger 10,232 — 707 6,903 — 708 3,452 — 710 Christopher Moser 10,232 — 707 6,903 — 708 3,452 — 710 Robert Gaudette 5,858 — 659 3,962 — 659 2,011 — 662 Former Executives Gaetan Frotte 4,273 — 240 2,892 — 240 1,468 — 242 Kirkland Andrews — — — — — — — — — (2) These amounts represent RPSUs vested/vesting as follows: Number of RPSUs Number of RPSUs Number of RPSUs Number of RPSUs Number of RPSUs vested on vesting on vesting on vesting on vesting on Name 1/2/2022 1/2/2023 1/2/2024 6/1/2024 9/3/2024 Current Executives Mauricio Gutierrez 86,837 90,308 80,318 — 24,963 Alberto Fornaro — — — 19,117 — Elizabeth Killinger 17,212 17,900 15,920 — 3,505 Christopher Moser 17,212 17,900 15,920 — 3,505 Robert Gaudette 9,805 10,122 9,273 — 3,266 Former Executives Gaetan Frotte 7,155 7,386 6,766 — 1,191 Kirkland Andrews — — — — — (3) Assumes achievement target award levels for 2020 RPSU and 2021 RPSU awards as discussed in the CD&A. On January 2, 2022, the 2019 RPSU awards vested at 80% of target based on relative TSR performance over the three-year performance period. (4) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. All outstanding equity awards vesting after February 19, 2021 were forfeited in connection with his resignation. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 41 CHKSUM Content: 51618 Layout: 35691 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

72 OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR ENDED DECEMBER 31, 2021 Option Awards Stock Awards Number of shares Number of shares Acquired on Value Realized on Acquired on Vesting Value Realized on Name Exercise (#) Exercise ($) (#)(1)(3) Vesting ($)(2) Current Executives Mauricio Gutierrez — — 182,756 6,862,488 Alberto Fornaro — — — — Elizabeth Killinger — — 36,939 1,387,059 Christopher Moser — — 36,620 1,375,081 Robert Gaudette 11,197 62,430 21,231 797,224 Former Executives Gaetan Frotte — — 15,492 581,725 Kirkland Andrews(4) — — 46,949 1,762,935 (1) Includes shares of DERs that vested and converted to common stock pursuant to underlying awards vested in 2021. (2) Awards and DERs values that vested on January 2, 2021 are based on a share price of $37.55. (3) Represents the following: Number of Number of Number of Number of Number of Number of Number of Number of 2018 RSUs DERs 2019 RSUs DERs 2020 RSUs DERs 2020 RPSUs DERs vested on vested on vested on vested on vested on vested on vested on vested on 1/2/2021 1/2/2021 1/2/2021 1/2/2021 1/2/2021 1/2/2021 1/2/2021 1/2/2021 Name (#) (#) (#) (#) (#) (#) (#) (#) Current Executives Mauricio Gutierrez 19,938 861 15,931 624 16,117 580 123,374 5,331 Alberto Fornaro — — — — — — — — Elizabeth Killinger 4,048 174 3,158 123 3,194 114 25,046 1,082 Christopher Moser 4,005 173 3,158 123 3,194 114 24,782 1,071 Robert Gaudette 2,333 100 1,799 70 1,806 65 14,435 623 Former Executives Gaetan Frotte 1,703 73 1,313 51 1,318 47 10,532 455 Kirkland Andrews 5,153 222 3,983 156 4,029 145 31,884 1,377 (4) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. All equity was forfeited and will not be granted in the future. All outstanding equity awards vesting after February 19, 2021 were forfeited in connection with his resignation. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 42 CHKSUM Content: 39618 Layout: 1028 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

73 PENSION BENEFITS FOR FISCAL YEAR ENDED DECEMBER 31, 2021 None of the NEOs received qualified retirement income benefits for fiscal year 2021. EMPLOYMENT AGREEMENTS Mr. Gutierrez serves as the President and CEO of the Company pursuant to the terms of an employment agreement with the Company effective December 3, 2015. The term of the employment agreement will continue until the date that Mr. Gutierrez’s employment is terminated by either Mr. Gutierrez or the Company. Each year, Mr. Gutierrez’s base salary will be reviewed and may be increased by the Board. The Board may decrease Mr. Gutierrez’s base salary solely in the case of an across the board adjustment for senior executives, but not in excess of the same percentage as other senior executives as a group. Pursuant to the terms of the employment agreement, for the 2021 fiscal year, Mr. Gutierrez is eligible to receive an annual incentive award with a target amount of up to 125% of his base salary, and an additional maximum incentive award with a target amount of up to 125% of his base salary, each based upon the achievement of criteria determined at the beginning of the fiscal year by the Compensation Committee with input from Mr. Gutierrez. The employment agreement also provides that Mr. Gutierrez is eligible to participate in the Company’s LTIP in accordance with its terms. For the 2021 fiscal year, Mr. Gutierrez’s target LTIP award is 575% of his base salary. Mr. Gutierrez is also entitled to health, welfare and retirement benefits, term life insurance of $7.75 million, five weeks paid vacation, and coverage under the Company’s director and officer liability insurance coverage, in addition to reimbursement of reasonable business expenses, financial planning expenses, and disability insurance premiums. Mr. Gutierrez’s employment agreement also entitles him to certain severance payments and benefits in the event his employment terminates under certain circumstances. These severance payments and benefits are described and quantified under the section “Severance and Change-in-Control” below. In addition, under the employment agreement, the Company has agreed to indemnify Mr. Gutierrez against any claims arising as a result of his position with the Company to the maximum extent permitted by law. The Company has not entered into employment agreements with NEOs other than Mr. Gutierrez. SEVERANCE AND CHANGE-IN-CONTROL MR. GUTIERREZ Pursuant to his employment agreement, Mr. Gutierrez may be entitled to severance payments and benefits in the event of termination of employment, including termination following a change-in-control. In the event Mr. Gutierrez’s employment with the Company is terminated by the Company “without cause” or by Mr. Gutierrez for “good reason” (including a reduction of his base salary), Mr. Gutierrez will be entitled to two times his base salary (without regard for any reduction of base salary); 50% of the bonus he would have received upon satisfaction of the underlying performance conditions, prorated for the number of days he was employed with the Company in the year of termination; reimbursement for COBRA benefits continuation cost for 18 months; and earned but unpaid base salary, bonuses, deferred compensation, vacation pay, and retirement benefits. In the event Mr. Gutierrez’s employment with the Company is terminated by the Company “without cause” or by Mr. Gutierrez for “good reason” (including a reduction on his base salary), each within 24 months following a change-in-control, in lieu of the above severance benefits, Mr. Gutierrez will be entitled to three times the sum of Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 43 CHKSUM Content: 4935 Layout: 22965 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

74 (i) his base salary (without regard for any reduction of base salary) and (ii) his target annual bonus for the year of termination. Mr. Gutierrez will also be entitled to a payment equal to the bonus he would have received upon satisfaction of the underlying performance conditions, prorated for the number of days he was employed with the Company in the year of termination; reimbursement for COBRA benefits continuation cost for 18 months; and earned but unpaid base salary, bonuses, deferred compensation, vacation pay, and retirement benefits. In the event Mr. Gutierrez’s employment with the Company is terminated due to his death or disability, Mr. Gutierrez (or his estate) will be entitled to receive 50% of the target annual bonus, prorated for the number of days he was employed with the Company in the year of termination; earned but unpaid base salary, bonuses, deferred compensation, vacation pay and retirement benefit. As the Company has eliminated all tax gross-ups for all NEOs, if an excise tax under section 4999 of Internal Revenue Code (Code) would be triggered by any payments under the employment agreement or otherwise upon a change-in-control, the Company will either (a) pay Mr. Gutierrez any amounts subject to section 4999 of the Code (and Mr. Gutierrez will be responsible for the excise tax), or (b) reduce such payments so that no amounts are subject to section 4999 of the Code, whichever results in a better after-tax amount for Mr. Gutierrez (known as the “best net” approach). Under Mr. Gutierrez’s employment agreement, Mr. Gutierrez agrees not to divulge confidential information and, during and for a period of one year after the termination of the employment agreement, disparage or compete with the Company, or solicit the customers or employees of the Company. ALL OTHER NEOs Under the CIC Plan, the NEOs other than Mr. Gutierrez are entitled to a general severance benefit equal to 1.5 times base salary in the event of involuntary termination without cause payable in a lump sum amount and reimbursement for COBRA benefits continuation cost for a period of 18 months. The CIC Plan also provides a change-in-control benefit in the event that, within six months prior to or 24 months following a change-in-control, the NEO’s employment is either involuntarily terminated by the Company without cause or voluntarily terminated by the executive for good reason. The change-in-control benefit consists of an amount equal to 2.99 and 2.0 for Executive Vice Presidents and SVPs, respectively, times the sum of the executive’s base salary plus the annual target incentive for the year of termination, payable in a lump sum amount; an amount equal to the NEO’s target bonus for the year of termination, prorated for the number of days during the performance period that the NEO was employed by the Company; and reimbursement for COBRA benefits continuation cost for a period of 18 months. In the event of a change-in-control, vesting of equity awards will not accelerate unless the NEO is terminated in connection with the change-in-control. As with Mr. Gutierrez’s employment agreement, under the CIC Plan, the applicable executive agrees not to divulge confidential information and, during and for a period of one year after the termination of the employment agreement, disparage or compete with the Company, or solicit the customers or employees of the Company. In general, a “change-in-control” occurs in the event: (a) any person or entity becoming the direct or indirect beneficial owner of 50% or more of the Company’s voting stock, (b) directors serving on the Board as of a specified date cease to constitute at least a majority of the Board unless such directors are approved by a vote of at least two-thirds (2/3) of the incumbent directors, provided that a person whose assumption of office is in connection with an actual or threatened election contest or actual or threatened solicitation of proxies including by reason of agreement intended to avoid or settle such contest shall not be considered to be an incumbent director, (c) any reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or other transaction is consummated and the previous stockholders of the Company fail to own at least 50% of the combined voting power of the resulting entity or (d) the stockholders approve a plan or proposal to liquidate or dissolve the Company. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 44 CHKSUM Content: 16696 Layout: 34139 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

75 An involuntary termination for “cause” means the NEO’s termination by the Company because of (i) the NEO’s conviction of, or agreement to a plea of nolo contendere to, a felony or other crime involving moral turpitude, (ii) willful failure to perform his or her duties or willful gross neglect or willful gross misconduct, (iii) the NEO’s performance of any material act of theft, fraud, malfeasance or dishonesty, (iv) the NEO’s breach of any written agreement between the NEO and the Company or a violation of the Company’s code of conduct or other written policies, and (v) any material breach of the NEO’s obligations to the Company with respect to confidentiality, non-competition, non-solicitation and non-disparagement. An involuntary termination for any other reason is without “cause.” A voluntary termination for “good reason” means the resignation of the NEO in the event of a material reduction in his or her compensation or benefits, a material diminution in his or her title, authority, duties or responsibilities, or the failure of a successor to the Company to assume the CIC Plan. In the case of Mr. Gutierrez only, “good reason” also includes any material failure by the Company to comply with his employment agreement, his removal from the Board, the failure to elect him to the Board during any regular election, or a change in reporting structure of the Company requiring Mr. Gutierrez to report to anyone other than the Board. The amount of compensation payable to each NEO in each circumstance is shown in the table below, assuming that termination of employment occurred as of December 31, 2021, and including payments that would have been earned as of such date. However, the amounts shown below do not include benefits payable under the 401(k) plan. Involuntary Not for Cause or Voluntary Involuntary Voluntary for Good Reason Named Executive Termination Not for Termination for following a Change- Officer Cause ($) Good Reason ($) in-Control ($) Death ($) Disability ($) Current Executives Mauricio Gutierrez 3,615,906 3,615,906 28,148,488 18,045,128 18,045,128 Alberto Fornaro 1,118,233 1,118,233 4,440,451 1,582,556 1,582,556 Elizabeth Killinger 893,616 893,616 7,354,671 3,883,910 3,883,910 Christopher Moser 893,616 893,616 7,354,671 3,883,910 3,883,910 Robert Gaudette 2,085,154 2,085,154 4,290,070 2,383,886 2,383,886 Former Executives Gaetan Frotte 1,520,828 1,520,828 2,883,705 1,599,070 1,599,070 Kirkland Andrews(1) — — — — — (1) Mr. Andrews resigned as Executive Vice President and Chief Financial Officer effective February 4, 2021 and remained with the Company in an advisory role until February 19, 2021. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 45 CHKSUM Content: 45052 Layout: 27026 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

76 CEO PAY RATIO We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create stockholder value. We monitor the relationship between the compensation of our executive officers and the compensation of our non-managerial employees. For 2021, the total compensation of Mauricio Gutierrez, our President and CEO, of $10,854,224, as shown in the Summary Compensation Table (CEO Compensation), was approximately 86 times the total compensation of a median employee, calculated in the same manner, of $126,289. We calculated the ratio of the pay of our CEO to that of our median employee as permitted under SEC rules. We selected October 31, 2021 as the determination date for identifying the median employee for purposes of this pay ratio disclosure. As of October 31, 2021, we and our consolidated subsidiaries had 6,811 employees in the United States, 183 employees in Canada, and 210 employees located in Australia. As allowed under Item 402 of Regulation S-K, we excluded the 210 employees in Australia from our median employee determination since they represent less than 5% of our total employee population. For purposes of determining the median employee, we compared the total taxable wages as reported on each employee’s Form W-2 (U.S) and Form T4 (Canada) as of December 31, 2021, for all individuals, other than our CEO, who were employed by us on October 31, 2021 (whether employed on a full-time, part-time, or seasonal basis). We converted Canadian wages to U.S dollars and then identified a median employee from that group for purposes of preparing the ratio of CEO pay to median employee pay. We calculated the compensation for our median employee based upon the same components of compensation used to determine CEO Compensation. We believe that the ratio of CEO Compensation to that of this median employee is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 46 CHKSUM Content: 2738 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

77 The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement required by Item 402(b) of Regulation S-K with management and, based upon such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. Compensation Committee: E. Spencer Abraham, Chair Antonio Carrillo Heather Cox Anne C. Schaumburg No member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee. Compensation Committee Report on Executive Compensation Compensation Committee Interlocks and Insider Participation Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.ea | Sequence: 47 CHKSUM Content: 47217 Layout: 41506 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

78 The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described previously in this Proxy Statement and in its charter. The Audit Committee reviews the charter on an annual basis. The Board annually reviews the NYSE listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that two of the four members of the Audit Committee, Anne C. Schaumburg and Antonio Carrillo, met the requirements of an “audit committee financial expert.” The Board has further determined that Matthew Carter, Jr. and Elisabeth B. Donohue met the “financial literacy” requirements set forth in the listing standards under the NYSE. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for the fiscal year 2021, KPMG LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and auditing the Company’s internal control over financial reporting. The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2021 with the Company’s management and has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB). In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by Statement on the PCAOB Auditing Standard No. 1301, “Communication with Audit Committees,” and the Audit Committee has discussed with KPMG LLP their independence. The Audit Committee also reviewed, and discussed with management and KPMG LLP, management’s report and KPMG LLP’s report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission. Audit Committee: Anne C. Schaumburg, Chair Antonio Carrillo Matthew Carter, Jr. Elisabeth B. Donohue Audit Committee Report Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 1 CHKSUM Content: 31305 Layout: 62520 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

79 AUDIT AND NON-AUDIT FEES The following table presents fees for professional services rendered by KPMG LLP, our principal independent registered public accounting firm, for the years ended December 31, 2021, and December 31, 2020. Year Ended December 31, 2021 2020 (in thousands) Audit Fees $ 9,367 $ 6,547 Audit-Related Fees — — Tax Fees 1,505 1,735 All Other Fees — — Total $ 10,872 $ 8,282 AUDIT FEES For 2021 and 2020 audit services, KPMG LLP billed us approximately $9,367,000 and $6,547,000, respectively, for the integrated audit of the Company’s annual consolidated financial statements, internal control over financial reporting, and the review of the Company’s quarterly consolidated financial statements on Form 10-Q that are customary under the standards of the PCAOB (United States), and in connection with subsidiary financial statement audits. AUDIT-RELATED FEES No audit-related fees were billed to us by KPMG LLP for 2021 and 2020. TAX FEES Tax fees relate to services provided for tax compliance, tax planning, advice on mergers and acquisitions, technical assistance, and advice on both domestic and international matters. For 2021 and 2020 tax services, KPMG LLP billed us approximately $1,505,300 and $1,735,300, respectively. ALL OTHER FEES There were no other fees billed to us by KPMG LLP for 2021 and 2020. POLICY ON AUDIT COMMITTEE PRE-APPROVAL The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy regarding pre- approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Independent Registered Public Accounting Firm Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 2 CHKSUM Content: 37599 Layout: 38692 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

80 The Audit Committee annually reviews and pre-approves services that are expected to be provided by the independent registered public accounting firm. The term of the pre-approval is 12 months from the date of the pre-approval, unless the Audit Committee approves a shorter time period. The Audit Committee may periodically amend and/or supplement the pre-approved services based on subsequent determinations. Unless the Audit Committee has pre-approved Audit Services or a specified category of non-audit services, any engagement to provide such services must be pre-approved by the Audit Committee if it is to be provided by the independent registered public accounting firm. The Audit Committee must also pre-approve any proposed services exceeding the pre-approved budgeted fee levels for a specified type of service. The Audit Committee has authorized its Chair to pre-approve services in amounts up to $500,000 per engagement. Engagements exceeding $500,000 must be approved by the full Audit Committee. Engagements pre-approved by the Chair are reported to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all services rendered by and associated fees paid to the KPMG LLP for 2021 and 2020. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 3 CHKSUM Content: 36103 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

81 WHAT IS THE PURPOSE OF THE ANNUAL MEETING? The purpose of the Annual Meeting is to: 1. elect eleven directors; 2. approve, on a non-binding advisory basis, the Say on Pay Proposal; 3. ratify the KPMG LLP Ratification Proposal; and 4. conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement. Other than these proposals, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING? All of our stockholders may attend the Annual Meeting. However, only stockholders who owned our common stock at the close of business on March 1, 2022, the record date for the Annual Meeting, or their duly appointed proxies, are entitled to vote at the Annual Meeting. Many stockholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially: • Stockholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record of those shares. • Beneficial Owner — If your shares are held in a stock brokerage account, or by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares online during the Annual Meeting unless you follow the procedures of your broker, trustee or nominee for obtaining a legal proxy. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use to vote during the Annual Meeting. HOW MANY VOTES DO I HAVE? You have one vote for each share of our common stock you owned as of the record date for the Annual Meeting. Questions and Answers Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 4 CHKSUM Content: 14277 Layout: 30341 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS? The Board recommends a vote: 1. FOR the election of the director nominees; 2. FOR the approval, on a non-binding advisory basis, of the Say on Pay Proposal; and 3. FOR the ratification of the KPMG LLP Ratification Proposal. If you grant a proxy and any additional matters are properly presented for a vote at the Annual Meeting, either of the persons named as proxy holders, Mauricio Gutierrez or Christine A. Zoino, will have the discretion to vote your shares. HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING? We will have a quorum, and will be able to conduct the business of the Annual Meeting, if the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting are represented in person or by proxy at the Annual Meeting. As of the record date, 242,154,231 shares of our common stock, representing the same number of votes, were outstanding. The presence of the holders of at least 121,077,116 shares of our common stock will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum. For more information regarding the treatment of abstentions and broker non-votes, see “What are abstentions and broker non-votes and how are they treated?” WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL? 1. Election of Directors — The nominees for election as directors at the Annual Meeting will be elected by a majority of the votes cast at the Annual Meeting. A majority of the votes cast means that the number of shares voted “FOR” the director nominee must exceed the number of votes cast “AGAINST” that director nominee. In a contested election, each director nominee will be elected by the vote of a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the director nominees who receive the most votes will be elected to fill the available seats on the Board. 2. Say on Pay Proposal — This proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. While this is an advisory vote, the Board and the Compensation Committee value the opinions of stockholders and if there are a significant number of votes against this proposal, the Board and the Compensation Committee will consider stockholders’ concerns and evaluate actions necessary to address those concerns. 3. KPMG LLP Ratification Proposal — This proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of KPMG LLP as our independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. 82 Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 5 CHKSUM Content: 5517 Layout: 15050 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

83 WHAT ARE ABSTENTIONS AND BROKER NON-VOTES AND HOW ARE THEY TREATED? An abstention occurs when a stockholder abstains from voting or does not vote on a proposal. A “broker non- vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers who do not receive instructions from the beneficial owner are entitled to vote on the KPMG LLP Ratification Proposal, but not on the other proposals. Broker non-votes and abstentions, if any, will be treated as follows with respect to votes on each of the proposals: Proposal Treatment of Abstentions Treatment of Broker Non-Votes HOW DO I VOTE BEFORE THE ANNUAL MEETING? If you hold shares directly as the stockholder of record, you may vote by granting a proxy or, if you hold shares in street name (through a bank, broker, trustee or other nominee), by submitting voting instructions to your bank, broker, trustee, or nominee. You may vote over the Internet, by telephone, by mail if you have a paper copy of the proxy materials, or online during the Annual Meeting. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your bank, broker, trustee, or nominee. • Vote by Internet before the Annual Meeting: If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time on April 27, 2022 by visiting the website provided on the Notice of Internet Availability of Proxy Materials (Notice of Availability) or voting instruction card. If you vote by using the Internet, you do not need to return your proxy card or voting instruction card. • Vote by Telephone: You may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time on April 27, 2022. The telephone number is printed on your proxy card or voting instruction card. If you vote by telephone, you do not need to return your proxy card or voting instruction card. • Vote by Mail: If you received or requested a paper copy of the materials, you may submit your proxy by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker, trustee, or nominee, and mailing it in the enclosed, postage-paid, addressed envelope. If you provide specific voting 2. Say on Pay Proposal Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal. No effect on this proposal. 3. KPMG LLP Ratification Proposal Counted toward the tabulation of votes on this proposal and will have the same effect as a vote AGAINST this proposal. Not applicable since brokers have discretionary authority to vote on this proposal. 1. Election of Directors Not considered votes properly cast and therefore will have no effect on this proposal. No effect on this proposal. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 6 CHKSUM Content: 61992 Layout: 36536 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

84 instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as the Board recommends. Mark, sign, and date your proxy card and return it in the postage-paid envelope provided as soon as possible as it must be received by the Company prior to April 28, 2022, the Annual Meeting date. • Vote by Internet during the Annual Meeting: For information on how stockholders can vote during the Annual Meeting, please refer to “How can I vote during the Annual Meeting?” below. MAY I CHANGE MY VOTE? You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting. You may accomplish this by: (a) delivering a written notice of revocation bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Annual Meeting and voting online during the Annual Meeting (attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). HOW CAN I VOTE DURING THE ANNUAL MEETING? To participate and vote during the virtual meeting, visit www.virtualshareholdermeeting.com/NRG2022 and enter the 16-digit control number included in your Notice of Internet Availability of proxy materials, proxy card, or the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 8:45 a.m. Eastern Time on Thursday, April 28, 2022. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time on Thursday, April 28, 2022. The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should plan for a sufficient time to log in and ensure they have a strong Internet connection and can hear streaming audio prior to the start of the Annual Meeting. If you encounter technical difficulties with the virtual meeting platform on day of the Annual Meeting, please call the technical support number that will be posted on the Annual Meeting website. Technical support will be available starting at 8:45 a.m. Eastern Time and until the end of the Annual Meeting. WHAT HAPPENS IF I DO NOT PROVIDE INSTRUCTIONS AS TO HOW TO VOTE? If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. WHERE CAN I OBTAIN THE LIST OF STOCKHOLDERS ENTITLED TO VOTE? The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m. Eastern Time at our principal executive office at 804 Carnegie Center, Princeton, New Jersey 08540. Please contact our Corporate Secretary if you wish to review the list of stockholders at our principal executive office. Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 7 CHKSUM Content: 55816 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

85 HOW CAN I ASK QUESTIONS DURING THE ANNUAL MEETING? Only our stockholders as of March 1, 2022 are permitted to ask questions during the Annual Meeting. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/NRG2022, type your question into the “Ask a Question” field, and click “Submit.” Questions relevant to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Generally, stockholder questions must be relevant to the agenda items then before the Annual Meeting. Stockholder questions or remarks must be pertinent to matters addressed at the Annual Meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. WHO PAYS THE COST OF SOLICITATION OF PROXIES? We will pay for the cost of preparing, assembling, printing, mailing and distributing these proxy materials. Our directors, officers and employees may solicit proxies or votes in person, by telephone, or by electronic communication. Such individuals will not receive any additional compensation for these solicitation activities. We have retained MacKenzie Partners, Inc. to assist us in soliciting your proxy for an estimated fee of $27,500, plus reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and any other solicitation materials to beneficial owners of our common stock. WHO IS THE COMPANY’S TRANSFER AGENT? Our transfer agent is Computershare. All communications concerning stockholder inquiries can be handled by contacting NRG Energy, Inc. c/o Computershare, Computershare Investor Services, P.O. Box 505000, Louisville, Kentucky 40233-5000, or by telephone at 1-877-498-8861, or 1-781-575-2725 (outside the U.S. and Canada), or (800) 952-9245 (Hearing Impaired-TTY). Their website is: http://www.computershare.com. Certificates for transfer and address changes should be sent to: Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000. WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS? Pursuant to rules adopted by the SEC, we are using the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we are sending a Notice of Availability to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Availability or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Availability. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings. WHAT IS “HOUSEHOLDING”? We have adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple stockholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials or the Notice of Availability. We have undertaken householding to reduce our printing costs and postage fees. Stockholders may elect to receive individual copies of the proxy materials or Notice of Availability at the same address by contacting Broadridge Financial Solutions, Inc. by telephone at Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 8 CHKSUM Content: 53168 Layout: 21819 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

86 1-866-540-7095, by mail at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by e-mail at sendmaterial@proxyvote.com. Stockholders who are receiving individual copies of such materials and who would like to receive single copies at a shared address may contact Broadridge Financial Solutions, Inc. with this request by using the contact information provided above. HOW CAN I REQUEST ADDITIONAL MATERIALS? Stockholders may request additional copies of the proxy materials or Notice of Availability by contacting Broadridge Financial Solutions, Inc. by telephone at 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com. WHOM SHOULD I CALL IF I HAVE QUESTIONS ABOUT THE ANNUAL MEETING? If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor: MacKenzie Partners, Inc. 1407 Broadway, 27th Floor New York, New York 10018 Toll Free: (800) 322-2885 Collect: (212) 929-5500 Fax: (212) 929-0308 Email: proxy@mackenziepartners.com Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 9 CHKSUM Content: 8943 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

87 STOCKHOLDER PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS In order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2023 Annual Meeting of Stockholders (2023 Annual Meeting), our Corporate Secretary must receive the proposal no later than the close of business on November 15, 2022, the 120th day prior to the first anniversary of the date on which this Proxy Statement was first released to our stockholders in connection with this year’s Annual Meeting. If we change the date of the 2023 Annual Meeting by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for the 2023 Annual Meeting in order to be considered for inclusion in the proxy materials. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. DIRECTOR NOMINEES FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS (PROXY ACCESS) Eligible stockholders who do not seek to use the advance notice provisions for nomination of directors in Article II, Section 11 of our Bylaws as described below, but who instead intend to nominate a person for election as director under the proxy access provision in our Bylaws for inclusion in our proxy materials for the 2023 Annual Meeting, must comply with the requirements set forth in Article II, Section 15 of our Bylaws and summarized below: • Stockholder Eligibility to Submit Nominees: A stockholder, or group of up to 20 stockholders, continuously owning at least 3% of our outstanding common stock for a period of at least three years prior to the date of the nomination may submit director nominations for inclusion in our proxy materials for the 2023 Annual Meeting. • Number of Nominees: An eligible stockholder or group of stockholders (as described above) may nominate directors constituting up to 20% of the Board. • Deadline: For the 2023 Annual Meeting, our Corporate Secretary must receive the nomination between October 16, 2022 and the close of business on November 15, 2022. If the 2023 Annual Meeting is held earlier than March 29, 2023 or later than May 28, 2023, the nomination must be received by the later of the close of business on (a) the date that is 150 days prior to such annual meeting or (b) the 10th day following the announcement of the date of such annual meeting. • Nomination Information: The nomination must contain the information required by Article II, Section 15 of the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of Article II, Section 15 of our Bylaws, we may omit the nomination from our proxy materials for the 2023 Annual Meeting. Stockholder Proposals and Director Nominations for the 2023 Annual Meeting of Stockholders Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 10 CHKSUM Content: 23763 Layout: 30341 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black, !section hd grad GRAPHICS: none V1.5

88 To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than nominees of the Board for the 2023 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 27, 2023. STOCKHOLDER PROPOSALS AND BUSINESS TO BE BROUGHT BEFORE THE 2023 ANNUAL MEETING OF STOCKHOLDERS (WITHOUT BEING INCLUDED IN THE PROXY MATERIALS) Stockholders intending to present a proposal or nominate a director for election at the 2023 Annual Meeting without having the proposal or nomination included in our proxy materials must comply with the requirements set forth in our Bylaws and summarized below. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of this year’s Annual Meeting, unless the 2023 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date. For our 2023 Annual Meeting, our Corporate Secretary must receive the proposal or nomination between December 29, 2022 and January 28, 2023. If the 2023 Annual Meeting is held earlier than March 29, 2023 or later than July 7, 2023, the proposal or nomination should be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to the date of the 2023 Annual Meeting or (b) the 10th day following the day on which the date of the 2023 Annual Meeting is first publicly announced by the Company. The proposal or nomination must contain the information required by Article II, Section 11 of the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal. STOCKHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES The Governance and Nominating Committee will also consider nominations by stockholders who recommend candidates for election to the Board in a similar manner as described under “Director Nominee Selection Process” above. A stockholder seeking to recommend a prospective candidate for the Committee’s consideration may do so by writing to the Corporate Secretary, NRG Energy, Inc., 804 Carnegie Center, Princeton, New Jersey 08540 and by following the requirements to submit nominees discussed under “Stockholder Proposals and Business to be Brought Before the 2023 Annual Meeting of Stockholders (Without Being Included in the Proxy Materials).” Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 11 CHKSUM Content: 51136 Layout: 26428 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

89 NRG and the plus signs are registered servicemarks of NRG Energy, Inc. NRG is a registered trademark of NRG Energy, Inc. © 2022 NRG Energy, Inc. All rights reserved. 631598150 Toppan Merrill - NRG Energy_ Inc. DEF 14A ED [AUX] | 105969 | 14-Mar-22 15:36 | 22-3391-1.fa | Sequence: 12 CHKSUM Content: 64462 Layout: 1924 Graphics: 0 CLEAN JOB: 22-3391-1 CYCLE#;BL#: 14; 0 TRIM: 8.25" x 10.75" AS: Philadelphia: 215-246-0404 COLORS: Cyan, ~note-color 2, Black GRAPHICS: none V1.5

NRG ENERGY, INC.
C/O OFFICE OF GENERAL COUNSEL
804 CARNEGIE CENTER
PRINCETON, NJ 08540-6213

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 27, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NRG2022**

You may attend the meeting via the Internet and vote during the meeting. Have available the information that is printed in the box marked by the arrow below and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 27, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D70258-P67361

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NRG ENERGY, INC.

The Board of Directors recommends a vote FOR the nominees listed under Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. E. Spencer Abraham	☐	☐	☐
1b. Antonio Carrillo	☐	☐	☐
1c. Matthew Carter, Jr.	☐	☐	☐
1d. Lawrence S. Coben	☐	☐	☐
1e. Heather Cox	☐	☐	☐
1f. Elisabeth B. Donohue	☐	☐	☐
1g. Mauricio Gutierrez	☐	☐	☐
1h. Paul W. Hobby	☐	☐	☐
1i. Alexandra Pruner	☐	☐	☐
1j. Anne C. Schaumburg	☐	☐	☐
1k. Thomas H. Weidemeyer	☐	☐	☐

	For	Against	Abstain
2. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D70259-P67361 (Continued and to be signed on reverse side) Proxy — NRG Energy, Inc. ANNUAL MEETING OF STOCKHOLDERS April 28, 2022 9:00 A.M. ET This Proxy/Voting Instruction Card is Solicited on Behalf of the Board of Directors for the 2022 Annual Meeting of Stockholders. The undersigned hereby constitutes and appoints Mauricio Gutierrez and Christine A. Zoino, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of common stock, par value $0.01 per share, of NRG Energy, Inc. (the "Company"), that the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Stockholders of the Company to be held on April 28, 2022, at 9:00 a.m. (Eastern Time) live via the Internet at www.virtualshareholdermeeting.com/NRG2022, and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholders' discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on the card become(s) unable to serve as director(s). By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned. THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING. ____________________________________________________________________________________________________________ ____________________________________________________________________________________________________________ Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.